WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)

Supplement dated June 10, 2011 to the Trust’s Prospectus dated May 1, 2011 with respect to the Balanced Fund and International Equity Fund (each a “Fund”)

This Supplement replaces and supersedes any contrary information contained in the Prospectus.

Effective June 10, 2011, the underlying funds in which the Balanced Fund will invest and the respective target asset mix of the underlying funds are changing to 35% in the Income Fund, 50% in the Wilshire Large Cap Core Plus Fund and 15% in the International Equity Fund.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER FUND SUMMARIES AND THE HEADING “FEES AND EXPENSES OF THE BALANCED FUND” AND THE SUB-HEADINGS “ANNUAL FUND OPERATING EXPENSES” AND “EXAMPLE” ON PAGE 9 OF THE PROSPECTUS:

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	1.74%
Total Annual Fund Operating Expenses	1.92%

*
Estimated based on expected allocation as of June 10, 2011. The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund, Large Cap Core Plus Fund and International Equity Fund. These indirect expenses are based on actual expense ratios for the Income Fund, Large Cap Core Plus Fund and International Equity Fund. The Income Fund’s, Large Cap Core Plus Fund’s and International Equity Fund’s fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

Example: This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 195	$ 603	$ 1,037	$ 2,243

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THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION IN THE FIRST PARAGRAPH UNDER FUND SUMMARIES AND THE HEADING “PRINCIPAL INVESTMENT STRATEGIES” ON PAGE 9 OF THE PROSPECTUS:

The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in the Income Fund, the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) (formerly, the Wilshire Large Cap Core 130/30 Fund) and the International Equity Fund. As a matter of investment policy, 30% to 50% of the value of its assets will be invested in the Income Fund, 0% to 55% of the value of its assets will be invested in the Large Cap Core Plus Fund and 0% to 25% of the value of its assets will be invested in the International Equity Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 65% equity securities and 35% fixed income securities. In addition, the Balanced Fund may invest in certain individual securities, including money market instruments and U.S. government securities.

THE FOLLOWING INFORMATION IS ADDED UNDER FUND SUMMARIES AND THE HEADING “PRINCIPAL INVESTMENT STRATEGIES” ON PAGE 10 OF THE PROSPECTUS:

For the International Equity Fund, the following describes the types of securities in which the International Equity Fund is permitted to invest:

•	The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

•	The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States.

•	The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries.

•	The International Equity Fund invests primarily in equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges.

•	The International Equity Fund may invest up to 35% of its net assets in emerging markets securities, including ETFs.

•	The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

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•	The International Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE FIRST SENTENCE IN THE LAST PARAGRAPH UNDER FUND SUMMARIES AND THE HEADING “PRINCIPAL RISKS” ON PAGE 11 OF THE PROSPECTUS:

By investing in the Balanced Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Income Fund, the Wilshire Large Cap Core Plus Fund and the International Equity Fund.

THE FOLLOWING INFORMATION IS ADDED UNDER FUND SUMMARIES AND THE HEADING “PRINCIPAL RISKS” ON PAGE 13 OF THE PROSPECTUS:

For the International Equity Fund, such risks include “Foreign Investment Risk,” “Equity Risk,” “Currency Risk,” “ETF Risk,” “Recent Market Events Risk,” “Portfolio Strategy Risk,” “Multi-Managed Fund Risk” and “Asset Allocation Risk,” as described above, and the following risks:

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements will affect the International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

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THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES” ON PAGE 24 OF THE PROSPECTUS:

Principal Investment Strategies

The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING “PRINCIPAL RISKS” ON PAGE 25 OF THE PROSPECTUS:

ETF Risk.  ETFs in which the International Equity Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING “PRINCIPAL STRATEGIES AND RISKS” AND THE SUB-HEADING “BALANCED FUND” ON PAGE 39 OF THE PROSPECTUS:

For the International Equity Fund the following describes the types of securities in which the International Equity Fund may invest:

The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Equity Fund invests, under

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normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained PanAgora and Thomas White to manage the International Equity Fund. The basic investment philosophy of each sub-adviser is described below.

PanAgora’s passive international equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and other factors. The optimization process seeks to match the International Equity Fund’s sensitivity to these factors compared to the sensitivity of the benchmark (MSCI EAFE) to these factors. The MSCI EAFE Index is an unmanaged capitalization weighted measure of the stock markets in Europe, Australasia and the Far East. The optimization process also allows PanAgora to manage its portion of the International Equity Fund portfolio’s performance against the MSCI EAFE Index while taking into consideration the size of the portfolio, expected cash flows, trading costs and custody charges. PanAgora’s portfolio managers monitor their portion of the International Equity Fund’s portfolio daily and rebalance it as often as necessary to ensure the desired level of tracking error.

Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is undervalued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

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•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Equity Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Equity Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Equity Fund’s ability to achieve its investment objective.

THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING “PRINCIPAL STRATEGIES AND RISKS” AND THE SUB-HEADING “BALANCED FUND” ON PAGE 42 OF THE PROSPECTUS:

For the International Equity Fund, such risks include “Foreign Investment Risk,” “Equity Risk,” “Currency Risk,” “ETF Risk,” “Recent Market Events Risk,” “Portfolio Strategy Risk,” “Multi-Managed Fund Risk” and “Asset Allocation Risk,” as described above, and the following risks:

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the International Equity Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older

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companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements will affect the International Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE SECOND PARAGRAPH UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” AND THE SUB-HEADING “BALANCED FUND” ON PAGE 42 OF THE PROSPECTUS:

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Income Fund, International Equity Fund and Large Cap Core Plus Fund. By investing indirectly in the Income Fund, International Equity Fund and Large Cap Core Plus Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Income Fund, International Equity Fundf and Core Plus Fund. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under “Management” on page 54.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE FIRST PARAGRAPH UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES AND RISKS” AND THE SUB-HEADING “INTERNATIONAL EQUITY FUND” ON PAGE 46 OF THE PROSPECTUS:

The International Equity Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Fund intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The International Equity Fund invests primarily in equity securities of established companies that the sub-advisers believe have favorable characteristics and that are listed on foreign exchanges. The International Equity Fund may invest up to 35% of its net assets in emerging

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market securities, including ETFs. The International Equity Fund may also invest in fixed-income securities of foreign governments and companies.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE SIXTH PARAGRAPH UNDER THE HEADING “MANAGEMENT” AND THE SUB-HEADING “INVESTMENT ADVISER” ON PAGE 55 OF THE PROSPECTUS:

Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), Wilshire may enter into sub-advisory agreements with sub-advisers, subject to the approval of the Board of Trustees, without shareholder approval, as normally would be required under the 1940 Act. Within 90 days of the hiring of any new sub-adviser or the implementation of any proposed material change to a sub-advisory agreement, shareholders will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new sub-adviser or sub-advisory agreement, except as modified by exemptive relief. Moreover, Wilshire will not enter into a sub-advisory agreement with any sub-adviser that is an “affiliated person,” as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a sub-adviser to one or more of the Funds, without shareholder approval. In addition, whenever a sub-adviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire’s profitability and will report such impact quarterly.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE THIRD PARAGRAPH UNDER THE HEADING “MANAGEMENT” AND THE SUB-HEADING “INVESTMENT ADVISER” ON PAGE 56 OF THE PROSPECTUS:

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, Wilshire receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.700%*	0.600%*
Balanced Fund	0.550%**	0.450%**
Income Fund	0.550%	0.450%
Small Cap Growth Fund***	1.150%	1.150%
International Equity Fund***	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%

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Based on these rates, Wilshire received the following fees based on each Fund’s average daily net assets for the fiscal year ended December 31, 2010:

Fund	Rate as a % of average daily net assets of the Fund
Equity Fund	0.38%*
Balanced Fund	0.00%**
Income Fund	0.55%
Small Cap Growth Fund***	0.92%
International Equity Fund***	0.80%
Socially Responsible Fund	0.85%

*	Wilshire receives directly from the Equity Fund a fee based on average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of the Income Fund, Large Cap Core Plus Fund and International Equity Fund. Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund, Large Cap Core Plus Fund and International Equity Fund. The Adviser did not receive fees from the Balanced Fund during the year ended December 31, 2010.

***
For the fiscal year ended December 31, 2010, Wilshire voluntarily waived 0.23% and 0.20% of its management fees for the Small Cap Growth Fund and International Equity Fund, respectively. After these waivers, actual net annual operating expenses for the Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2010 were 1.53% and 1.56%, respectively. Wilshire’s voluntary fee waiver is expected to continue until December 31, 2011 and may be terminated at any time.

Through consulting and other arrangements similar to the Funds’ “manager of managers” approach, Wilshire has also provided the same types of services to registered investment companies as provided under the Investment Advisory Agreement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE TRUST FOR FUTURE REFERENCE.

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STATEMENT OF ADDITIONAL INFORMATION

WILSHIRE VARIABLE INSURANCE TRUST

May 1, 2011, as Supplemented June 10, 2011

This Statement of Additional Information (“SAI”) provides supplementary information for the series of portfolios of Wilshire Variable Insurance Trust (the “Trust”): Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (each a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus, but should be read in conjunction with the current prospectuses of the Funds, dated May 1, 2011, as supplemented June 10, 2011. This SAI is incorporated in its entirety into the prospectuses. The audited financial statements for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the “Variable Insurance Trust Funds”) for the year ended December 31, 2010, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated by reference from the annual report dated December 31, 2010. The audited financial statements for the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Target Maturity Funds”) for the year ended December 31, 2010, and the Report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the annual report dated December 31, 2010. Copies of the prospectuses and the Funds’ financial statements are available, without charge, by writing to the Wilshire Variable Insurance Trust, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or by telephoning 1-888-200-6796.

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	2
ADDITIONAL INVESTMENT POLICIES	2
INVESTMENT RESTRICTIONS	4
DESCRIPTION OF SECURITIES AND RISKS	9
MANAGEMENT OF THE FUNDS	33
INVESTMENT ADVISORY AGREEMENTS	41
BROKERAGE ALLOCATION	60
DISTRIBUTOR	62
OTHER SERVICES	66
VOTING RIGHTS	67
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	68
TAX MATTERS	70
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	73
GENERAL INFORMATION	75
FINANCIAL STATEMENTS	75
APPENDIX A	A-1
APPENDIX B	B-1

THE TRUST AND THE FUNDS

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is an open-end, diversified management investment company organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer shares of separate funds, and as of the date of this SAI, the Trust consisted of nine separate Funds. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto. In addition to the Funds described herein, the Trust reserves the right to create and issue shares of funds.

The Trust employs Wilshire Associates Incorporated (the “Adviser”) to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs. The Adviser has entered into agreements with Madison Square Investors, LLC (“Madison Square”) and Victory Capital Management, Inc. to serve as subadvisers for the Equity Fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“WAML”) serve as the subadvisers for the Income Fund.     TWIN Capital Management, Inc. (“TWIN”) and Copper Rock Capital Partners, LLC (“Copper Rock”) serve as the subadvisers for the Small Cap Growth Fund. PanAgora Asset Management, Inc. (“PanAgora”) and Thomas White International, Ltd. (“Thomas White”) serve as the subadvisers for the International Equity Fund. ClearBridge Advisors, LLC (“ClearBridge”) serves as the subadviser for the Socially Responsible Fund.

As described below, under the fund of funds structure, the Adviser allocates the assets of the Balanced Fund among the Income Fund, International Equity Fund and Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) (formerly, the Wilshire Large Cap Core 130/30 Fund). In addition, under the fund of funds structure, the Adviser allocates the assets of the Target Maturity Funds in varying amounts to unaffiliated exchange-traded funds (“ETFs”, together with the Income Fund and Large Cap Core Plus Fund, the “Underlying Funds”). The Adviser also allocates a portion of the Equity Fund’s assets to the Large Cap Core Plus Fund.

The investment objectives and policies of each Fund are described in that Fund’s respective prospectus. Prospective purchasers should recognize that there are risks in the ownership of any security and that there can be no assurance that the investment objectives of the Funds will be realized.

Each Fund seeks to attain its investment objective by pursuing investment policies that call for investments in certain types of securities and by employing various investment strategies. These investment policies and strategies may be changed without shareholder approval. However, each Fund will not, as a matter of policy, change its investment policies without notice to its shareholders.

Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a “majority of the outstanding shares of a Fund” as defined in the 1940 Act. In addition, the investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may be changed only with the approval of a “majority of the outstanding shares of a Fund.”

ADDITIONAL INVESTMENT POLICIES

The following is a discussion of additional investment policies not discussed in the Funds’ prospectuses.

Equity Fund. The portfolio investments of the Equity Fund are not concentrated in any one industry or group of industries, but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investment in a cross-section of businesses and industries, the Equity Fund follows a policy of flexibility. The Equity Fund does not invest in companies for the purpose of exercising control of management. Moreover, the Equity Fund will not invest in securities subject to restrictions on disposition under the Securities Act of 1933 (the “1933 Act”) or purchase securities not freely marketable.

It is the policy of the Equity Fund to purchase and hold securities believed to have potential for long-term capital growth. Investment income is a secondary consideration in the selection of portfolio securities. The Equity Fund does not buy and sell for short-term trading profits. Therefore, portfolio changes usually are accomplished gradually. However, portfolio management is not restricted and may effect short-term transactions when subsequent events make an investment undesirable for long-term holding.

The Equity Fund may invest a portion of its assets in U.S. dollar-denominated investment grade fixed-income securities and other investment companies to the extent permitted under the 1940 Act. Debt securities must be rated within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”) or by Standard and Poor’s (“S&P”) except that up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated foreign debt securities within the three highest ratings as determined by Moody’s or S&P.

Income Fund. As a matter of investment policy, the Income Fund will not invest more than 10% of its net assets in illiquid securities or invest in restricted securities, except securities eligible for resale under Rule 144A under the 1933 Act.

The Income Fund will not invest in common stocks directly, but may retain up to 25% of its total assets in common stocks acquired upon conversion of convertible debt securities or preferred stock, or upon exercise of warrants acquired with debt securities. Currently, the Income Fund intends to limit its investment in derivatives pursuant to guidelines established by the Adviser.

The Income Fund may invest in repurchase and reverse repurchase agreements, provided that the market value of the underlying security is at least 102% of the price of the repurchase agreement.

Instead of holding its entire portfolio to maturity, the Income Fund will engage in portfolio trading when trading will help achieve its investment objective. Portfolio turnover is expected to be moderate to high.

During the past five years, the Income Fund’s portfolio turnover rates have been in excess of 300%, due to the subadvisers’ trading in mortgage “TBAs” (To Be Announced). A TBA is defined as an underlying contract on a mortgage-backed security (“MBS”) to buy or sell a MBS which will be delivered at an agreed-upon date in the future. The turnover calculation includes the continual maturity of TBA securities that are held within the portfolio prior to their issuance. TBAs rollover every 30, 45 or 60 days until maturity, sometimes in perpetuity. As a result, investing in TBAs increases a fund’s portfolio turnover rate. TBAs allow the subadvisers to gain exposure to the mortgage-backed market without losing liquidity.

Small Cap Growth Fund. The small cap growth segment is one of the most volatile areas of the stock market. Over the last five years, the high volatility in small cap growth stocks was the primary contributor to the Small Cap Growth Fund’s high portfolio turnover rates. In addition, the subadvisers’ ongoing active management of the Small Cap Growth Fund is another source of portfolio turnover. Specifically, the subadvisers use stock price fluctuations as opportunities to buy and sell securities at attractive valuations. Lastly, portfolio turnover can also be caused by subadviser changes.

International Equity Fund. The International Equity Fund may engage in so-called “strategic transactions” as described below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The International Equity Fund may also invest in emerging market ETFs, subject to the Fund’s investment restrictions noted below.

Socially Responsible Fund. The Socially Responsible Fund may engage in so-called “strategic transactions” below in the SAI under the heading “Description of Securities and Risks—Strategic Transactions and Derivatives.” The Socially Responsible Fund may also invest in ETFs and Real Estate Investment Trusts, (“REITs”), subject to the Fund’s investment restrictions noted below.

The Fund of Funds Structure. Each of the Target Maturity Funds and the Balanced Fund are structured as a “fund of funds,” which means that the Target Maturity Funds attempt to implement their investment strategies by investing in ETFs and the Balanced Fund attempts to implement its investment strategies by investing in the Income Fund, International Equity Fund and Large Cap Core Plus Fund.

Each of the Target Maturity Funds intends to invest in 10-15 underlying unaffiliated ETFs. As of the date of this SAI, the Wilshire 2015 ETF Fund and the Wilshire 2025 ETF Fund hold 12 underlying unaffiliated ETFs and the Wilshire 2035 ETF Fund holds 11 underlying unaffiliated ETFs. Each Target Maturity Fund normally intends to invest all of its assets in ETFs; however, for temporary defensive purposes each Target Maturity Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Target Maturity Fund reserves the ability to convert from a “fund of funds” structure and to invest directly in the types of securities in which the ETFs invest. Shareholders will be provided with advance notice before any such conversion occurs.

The Target Maturity Funds intend to comply with the limits of Section 12(d)(1) of the 1940 Act in one of two ways: (1) limiting investment in any one ETF to 3% of the ETF’s outstanding shares in reliance on Section 12(d)(1)(F) of the 1940 Act, or (2) as applicable, complying with the provisions of a given ETF’s exemptive order which permits investing funds (such as the Target Maturity Funds) to invest in such ETF in excess of the 12(d)(l) limits. To the extent a Target Maturity Fund’s or the Balanced Fund’s assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund.

INVESTMENT RESTRICTIONS

Each Fund operates under its respective fundamental investment restrictions, set forth below, which cannot be changed without the approval of a “majority of the outstanding voting securities.” The investment objective of each of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund also cannot be changed without the approval of a “majority of the outstanding voting securities.” A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (i) 67% of the Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

The Equity Fund, Balanced Fund and Income Fund each may not:

(1)	purchase securities other than the securities in which a Fund is authorized to invest;

(2)
issue senior securities except that a Fund may borrow money or enter into reverse repurchase agreements in an amount not to exceed 15% of its total assets taken at market value and then only for short-term credits as may be necessary for the clearance of transactions, and from banks as a temporary measure for extraordinary or emergency purposes (moreover, in the event that the asset coverage for such borrowings may fall below 300%, the Fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage); a Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests that might otherwise require untimely dispositions of the Fund’s portfolio securities; a Fund will repay all borrowings before making additional investments, and interest paid on borrowings will reduce net income;

(3)	write, or invest in, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(4)	purchase securities on margin or sell any securities short;

(5)
invest in the securities of any issuer, any of whose officers, directors or security holders is an officer of a Fund if at the time of or after such purchase any officer or director of that Fund would own more than 1/2 of 1% of the securities of that issuer or if that Fund’s officers and directors together would own more than 5% of the securities of that issuer;

(6)
purchase any securities that would cause more than 25% of the value of a Fund’s total net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, commercial paper and bankers’ acceptances, or any obligations of U.S. branches of foreign banks and foreign branches of U.S. banks, except as these investments may be limited by the Treasury regulations under section 817(h) of the Internal Revenue Code;

(7)
invest more than 5% of the value of the Fund’s total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years’ continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities;

(8)
mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% so long as the Fund’s shares are registered for sale in certain states) of the value of the Fund’s total assets but only to secure borrowings for temporary or emergency purposes;

(9)	purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts; or

(10)	invest in companies for the purpose of exercising control.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 2 above. For the purposes of investment restriction 9 above, the entity sponsoring a mortgage or asset backed security will be considered the issuer. For the purposes of investment restriction 10 above, commodities and commodity contracts are interpreted as physical commodities and therefore financial futures contracts and related options will not be considered commodities or commodity contracts under the restriction.

The Equity Fund and Income Fund each may not:

(1)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan).

The Balanced Fund may not:

(1)
make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the total assets of the Fund (taken at current value) would be subject to repurchase agreements maturing in more than seven (7) days.

The Equity Fund may not:

(1)
underwrite the securities of other issuers, purchase securities subject to restrictions on disposition under the 1933 Act (so-called “restricted securities”) or purchase securities not freely marketable;

(2)
with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of a single issuer (other than government securities or securities of other investment companies) or invest in 10% of the outstanding voting securities of such issuer; or

(3)	invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

The Balanced Fund and Income Fund each may not:

(1)
underwrite the securities of other issuers, invest more than 10% of its net assets in illiquid securities or invest in securities subject to restriction on disposition under the 1933 Act, except for securities eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)
purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund and Equity Fund only, any security issued by an investment company or series thereof) if, as a result, (a) more than 5% of the Fund’s total assets (taken at current value) would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities); or

(3)
invest in securities of other investment companies, except to the extent permitted under the 1940 Act, and except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a “fund of funds” in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Equity Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund’s adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

The Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Target Maturity Funds each may not:

(1)
act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)
purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)
make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)
borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)
invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Dollar rolls are not considered borrowing and therefore are not subject to investment restriction 4 above.

The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)
purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; notwithstanding this non-fundamental investment restriction, the International Equity Fund may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)
purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; and

(6)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets.

For the Balanced Fund and Income Fund, the Board has adopted guidelines regarding investment in derivatives (such as CMOs), which among other things, establish certain minimum criteria for the types of derivative securities that may be purchased. Under such guidelines, fixed income derivatives purchased for the Funds must have low to moderate volatility and must perform consistently across a wide range of interest rate scenarios. They also must exhibit little excess interest rate risk relative to Treasuries of comparable duration.

In addition, the Income Fund and International Equity Fund each may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

The Target Maturity Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Target Maturity Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(3)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless

(i)	the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or

(ii)
the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(4)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(5)	hedge by purchasing put and call options, futures contracts or derivative instruments on securities, in an aggregate amount equivalent to more than 10% of its total assets; and

(6)	invest in securities of other investment companies except to the extent permitted under the 1940 Act.

For purposes of non-fundamental restriction (5) above, the Target Maturity Funds do not consider ETFs to be derivatives.

The Equity Fund, Income Fund, Small Cap Growth Fund and International Equity Fund are also subject to the following non-fundamental investment policies, which may be changed by the Board of Trustees.

The Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The Income Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

The Small Cap Growth Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies.

The International Equity Fund will invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Shareholders of a Fund will be provided with at least 60 days prior notice of any change in the 80% investment policy of the Fund.

DESCRIPTION OF SECURITIES AND RISKS

This section should be read in conjunction with each Fund’s description in its respective prospectus and each Fund’s fundamental and non-fundamental investment policies. Because the Balanced Fund invests in shares of the Income Fund, International Equity Fund and Large Cap Core Plus Fund, the Balanced Fund indirectly invests in the same investments as listed for the Income Fund, International Equity Fund and Large Cap Core Plus Fund. Because the Target Maturity Funds invest in shares of the Underlying Funds, the Target Maturity Funds indirectly invest in the same investments as the Underlying Funds.

Exchange-Traded Funds. Each Target Maturity Fund, the Large Cap Core Plus Fund, Small Cap Growth Fund, Equity Fund and International Equity Fund may purchase shares of ETFs. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a Fund’s purchase of ETF shares generally are subject to the risks of a Fund’s investments in other investment companies, which are described below under the heading “Investment Companies.”

Repurchase Agreements. Each Fund, the Large Cap Core Plus Fund and an ETF may invest in repurchase agreements. The Equity Fund and Income Fund will not enter into repurchase agreements if, as a result, more than 10% of the Fund’s total assets would be subject to repurchase agreements maturing in more than seven days. Repurchase agreements are agreements under which a Fund, ETF or Large Cap Core Plus Fund acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the investing Fund, ETF or Large Cap Core Plus Fund will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Funds, include only those securities in which the Funds may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. The Funds intend to enter into repurchase agreements only with domestic commercial and savings banks and savings and loan associations with total assets of at least one billion dollars, or with primary dealers in U.S. government securities. In addition, the Funds will not enter into repurchase agreements unless (a) the agreement specifies that the securities purchased, and interest accrued thereon, will have an aggregate value in excess of the price paid and (b) the Funds take delivery of the underlying instruments pending repurchase. In entering into a repurchase agreement, a Fund, ETF or Large Cap Core Plus Fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, a Fund, ETF or Large Cap Core Plus Fund may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Funds believe that these risks are not material inasmuch as a Fund will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.

Lending Portfolio Securities. A Fund, (except the Balanced Fund), ETF or Large Cap Core Plus Fund may seek additional income by lending securities on a short-term basis to banks, brokers and dealers. A Fund may return a portion of the income earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.”

The Securities and Exchange Commission (“SEC”) currently requires that the following lending conditions must be met: (1) the fund must receive from the borrower collateral (cash, U.S. government securities or irrevocable bank letters of credit) equal to at least 100% of the market value of the loaned securities; (2) the borrower must increase the collateral if the market value of the loaned securities rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, a fund’s board must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) at the time of making a loan, no more than one-third of the fund’s total assets (including the value of the loan collateral) may be on loan.

Even though loans of portfolio securities are collateralized, a risk of loss of the loaned securities exists if an institution that borrows securities from a fund fails to return the securities and access to the collateral is prevented or delayed.

Reverse Repurchase Agreements and Other Borrowings. Each Fund is authorized and certain ETFs may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Fund or ETF should decline in value while borrowings are outstanding, the net asset value of the Fund’s or ETF’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s or ETF’s securities. A Fund or ETF may borrow through reverse repurchase agreements under which a Fund or ETF sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of money market securities held by a Fund or ETF, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Fund or ETF will use the proceeds to purchase other money market securities and instruments eligible for purchase by that Fund or ETF either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, a Fund or ETF will segregate cash, U.S. government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund or ETF will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund or ETF with the proceeds of the transaction may decline below the repurchase price of the securities that the Fund or ETF is obligated to repurchase. As a matter of operating policy, the aggregate amount of illiquid repurchase and reverse repurchase agreements will not exceed 10% of any of the Funds’ total net assets at the time of initiation. For the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of their total assets. In addition, whenever borrowings exceed 5% of a Fund’s total assets, these Funds will not make any additional investments. For the Equity Fund, Balanced Fund and Income Fund, reverse repurchase agreements, together with other borrowings, will not exceed 15% of a Fund’s total assets taken at market value. If the asset coverage for such borrowings falls below 300%, these Funds will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage. The Equity Fund, Balanced Fund and Income Fund will repay all borrowings before making additional investments.

High-Yield (High-Risk) Securities. To the extent the Income Fund or ETF can invest in high-yield (high-risk) securities (commonly referred to as “junk bonds”), the following sections are applicable. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s, S&P or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a fund’s net asset value. If a fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force a fund to sell the more liquid portion of its portfolio.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a fund.

Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Investments in lower-quality and comparable unrated obligations will be more dependent on the subadvisers’ credit analysis than would be the case with investments in investment-grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in the Income Fund’s portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a fund’s net asset value and ability to dispose of particular securities, when necessary to meet a fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Warrants. Each Fund, certain ETFs and the Large Cap Core Plus Fund may invest in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. The Funds will invest in publicly traded warrants only. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and the investing Fund’s investment in them will be lost. In view of the highly speculative nature of warrants, as a matter of operating policy, the Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund will not invest more than 5% of their respective net assets in warrants.

Rights Offerings. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Socially Responsible Fund and Large Cap Core Plus Fund may participate in rights offerings, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights involves the risk that a Fund could lose the purchase value of a right if the right to subscribe to additional shares is not exercised prior to the rights’ expiration. Also, the purchase of rights involves the risk that the effective price paid for the right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Convertible Preferred Stocks and Debt Securities. The Equity Fund, International Equity Fund, Socially Responsible Fund, Income Fund and certain ETFs may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. The Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund may invest in preferred equity redemption cumulative stock. Preferred Equity Redemption Cumulative Stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.

Adjustable Rate Mortgage Securities. The Equity Fund, International Equity Fund, Socially Responsible Fund and Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (“ARMs”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Foreign Securities. The Equity Fund, International Equity Fund, Small Cap Growth Fund, Income Fund and an ETF may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Funds seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Emerging Markets Securities.  Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”).  Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Real Estate Investment Trusts (REITs). The Socially Responsible Fund, certain ETFs and the Large Cap Core Plus Fund may invest in REITs to the extent that their underlying indexes invest in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A REIT will not invest in real estate directly, but only in securities issued by real estate companies. However, a REIT may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investment in REITs may subject Target Maturity Fund shareholders to duplicate management and administrative fees.

Forward Foreign Currency Exchange Contracts. The Small Cap Growth Fund, Income Fund and International Equity Fund may invest in foreign currencies. The Income Fund may enter into forward foreign currency exchange contracts to the extent of 15% of the value of its total assets for hedging purposes. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a fund to establish a rate of exchange for a future point in time. A fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific fund transactions or with respect to fund positions.

The Small Cap Growth Fund may enter into forward foreign currency exchange contracts when deemed advisable by its subadvisers under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. Second, when the Fund’s adviser or a subadviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. The Small Cap Growth Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of Fund securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have Fund exposure. In general, currency transactions are subject to risks different from those of other Fund transactions, and can result in greater losses to the Fund than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Because investments in foreign securities usually will involve currencies of foreign countries and to the extent a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Fund as measured in dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate or exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

A separate account of the Small Cap Growth Fund consisting of liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts entered into under the second circumstances, as set forth above, will be established with the Fund’s custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

Dollar Roll Transactions. The Income Fund may engage in dollar roll transactions, which consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. The security sold by the Fund that is subject to repurchase at such future date may not be an existing security in the Fund’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.

The Fund will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transaction. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Strategic Transactions and Derivatives. The Income Fund, International Equity Fund, Socially Responsible Fund, certain ETFs and Large Cap Core Plus Fund may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in such fund’s portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds, ETFs or Large Cap Core Plus Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund, ETF or Large Cap Core Plus Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund, ETF or Large Cap Core Plus Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund, ETF or Large Cap Core Plus Fund to utilize these Strategic Transactions successfully will depend on the subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund, ETF or Large Cap Core Plus Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. To the extent consistent with their respective investment objectives, the Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, certain ETFs and Large Cap Core Plus Fund may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund, ETF or Large Cap Core Plus Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund, ETF or Large Cap Core Plus Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund, ETF or Large Cap Core Plus Fund’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the Fund, ETF or Large Cap Core Plus Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Fund, ETF or Large Cap Core Plus Fund may purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.

A Fund, ETF or Large Cap Core Plus Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund, ETF or Large Cap Core Plus Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund, ETF or Large Cap Core Plus Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser or ETF’s adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the subadviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, ETF or Large Cap Core Plus Fund, and portfolio securities “covering” the amount of a Fund, ETF or Large Cap Core Plus Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and are subject to the Fund, ETF or Large Cap Core Plus Fund’s limitation on investing in illiquid securities. If a Fund exceeds the limits specified above, the Fund will take prompt steps to reduce its holdings in illiquid securities.

If a Fund, ETF or Large Cap Core Plus Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund, ETF or Large Cap Core Plus Fund’s income. The sale of put options can also provide income. The Funds, ETF or Large Cap Core Plus Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities, indices, currencies and futures contracts. All calls sold by a Fund, ETF or Large Cap Core Plus Fund must be “covered” (i.e., the Fund, ETF or Large Cap Core Plus Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund, ETF or Large Cap Core Plus Fund will receive the option premium to help protect it against loss, a call sold by the Fund, ETF or Large Cap Core Plus Fund exposes the Fund, ETF or Large Cap Core Plus Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund, ETF or Large Cap Core Plus Fund to hold a security or instrument which it might otherwise have sold.

The Funds, ETF or Large Cap Core Plus Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not they hold the above securities in their portfolios), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund, ETF or Large Cap Core Plus Fund may be required to buy the underlying security at a disadvantageous price above the market price.

When a Fund, ETF or Large Cap Core Plus Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund or ETF. When a Fund, ETF or Large Cap Core Plus Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund, ETF or Large Cap Core Plus Fund is included in the liability section of the Fund, ETF or Large Cap Core Plus Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by a Fund, ETF or Large Cap Core Plus Fund expires unexercised, the Fund, ETF or Large Cap Core Plus Fund realizes a loss equal to the premium paid. If a Fund, ETF or Large Cap Core Plus Fund enters into a closing sale transaction on an option purchased by it, the Fund, ETF or Large Cap Core Plus Fund will realize a gain if the premium received by the Fund, ETF or Large Cap Core Plus Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund, ETF or Large Cap Core Plus Fund expires on the stipulated expiration date or if a Fund, ETF or Large Cap Core Plus Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund, ETF or Large Cap Core Plus Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund, ETF or Large Cap Core Plus Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

General Characteristics of Futures. To the extent consistent with their respective investment objectives, a Fund, except the Balanced Fund, and certain ETFs may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ or an ETF’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and the Funds will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund or ETF to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds or ETF. If a Fund or ETF exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Trust has filed a notice of eligibility of exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds and certain ETFs also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund or ETF may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the adviser.

The Funds’ or an ETF’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or ETF, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds will not enter into a transaction to hedge currency exposure to an extent greater, after all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross-hedging as described below.

The Funds or ETF may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund or ETF has or in which a Fund or ETF expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds or ETF may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund or ETF’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund or ETF’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund or ETF’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund or ETF if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Fund or ETF is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund or ETF if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Fund or ETF may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds and certain ETFs may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund or ETF with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on change in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the subadviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the subadviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Eurodollar Instruments. A Fund or ETF may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowing. The Funds or ETFs may use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund or ETF segregate liquid, high-grade assets to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund or ETF to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund or ETF will require the Fund or ETF to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund or ETF on an index will require the Fund or ETF to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund or ETF requires the Fund or ETF to segregate liquid high-grade assets equal to the exercise price.

Except when the Funds or ETF enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund or ETF to buy or sell currency will generally require the Fund or ETF to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund or ETF’s obligations or to segregate liquid high-grade assets equal to the amount of the Fund or ETF’s obligation.

OTC options entered into by the Funds or ETF, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund or ETF sells these instruments, it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC-guaranteed listed option sold by a Fund or ETF, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund or ETF sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund or ETF will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange listed options sold by a Fund or ETF other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund or ETF will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund or ETF must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund or ETF will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund or ETF’s net obligations, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund or ETF may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligations in related options and Strategic Transactions. For example, a Fund or ETF could purchase a put option if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund or ETF. Moreover, instead of segregating assets if a Fund or ETF held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Funds or ETF’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. (See “Tax Matters” section).

Variable and Floating Rate Instruments. The Income Fund and Small Cap Growth Fund may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, the subadvisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted Fund maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Income Fund and Small Cap Growth Fund may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

Sub-Prime Mortgage Exposure. The Small Cap Growth Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the United States. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. The Small Cap Growth Fund’s investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Small Cap Growth Fund to decrease.

Mortgage-Backed Securities. The Small Cap Growth Fund, Income Fund and certain ETFs may invest in mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans made by lenders such as commercial banks and savings and loan institutions. Pools of mortgage loans are assembled for sale to investors by various government-related organizations. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.

Mortgage-backed securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities. The U.S. Treasury announced in December 2009 to continue its support as necessary to prevent a negative net worth through at least 2012. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of mortgage-backed securities) is approximately 12 years. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Income Fund may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities. The Small Cap Growth Fund, Income Fund and certain ETFs may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are pooled and securitized. Asset-backed securities generally do not have the benefit of the same security interest in the related collateral as is the case with mortgage-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interest in the underlying automobiles is often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

U.S. Government Obligations. Each Fund, ETF and Large Cap Core Plus Fund may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which the Funds, ETFs or Large Cap Core Plus Fund may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Supranational Organization Obligations. The Small Cap Growth Fund and Socially Responsible Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

Lease Obligations. The Small Cap Growth Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract (“Lease Obligations”). The subadviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the subadviser will consider, among other factors, the following: (i) whether the lease may be canceled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the lease property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Equity Fund, Small Cap Growth Fund, Socially Responsible Fund and Income Fund may purchase commercial paper rated (at the time of purchase) A 1 by S&P or Prime 1 by Moody’s or, when deemed advisable by the Fund’s adviser or subadviser, “high quality” issues rated A 2 or Prime 2 by S&P or Moody’s, respectively. These ratings are described in Appendix A.

Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Investment Grade Debt Obligations. The Equity Fund, Income Fund and ETFs may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this SAI for a description of applicable securities ratings.

When-Issued Purchase and Forward Commitments. A Fund, except the Balanced Fund, and certain ETFs may enter into “when-issued” and “forward” commitments, including, for the Small Cap Growth Fund only, TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Fund or ETF agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally fund securities to satisfy a purchase commitment will be set aside, and in such a case a Fund or ETF may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund or ETF’s commitments. It may be expected that the market value of a Fund or ETF’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash. Because a Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or Fund securities to cover such purchase commitments, each Fund expects that its forward commitments and commitments to purchase when-issued or, in the case of the Small Cap Growth Fund, TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments. The Small Cap Growth Fund may invest in stand-by commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a subadviser’s opinion, present minimal credit risks. The Fund will acquire stand-by commitments solely to facilitate Fund liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Standard & Poor’s Depositary Receipts (SPDRs). The Socially Responsible Fund may, consistent with its investment objectives, purchase SPDRs. SPDRs are securities that are currently traded on the American Stock Exchange and represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows, trading or reducing costs.

Investment Companies. In connection with the management of its daily cash position, the Funds and ETFs may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The International Equity Fund may purchase shares of investment companies and ETFs investing primarily in foreign securities, including emerging market indices and so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, a Fund or ETF would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses a Fund or ETF bears directly in connection with its own operations.

Rule 12d1-1, under the 1940 Act, permits a fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with a Fund or ETF’s investment objectives and policies. As a shareholder in an investment company, a Fund or ETF would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Money Market Instruments. The Large Cap Core Plus Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Large Cap Core Plus Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Large Cap Core Plus Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Large Cap Core Plus Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Large Cap Core Plus Fund may be subject to additional investment risks that are different in some respects from those incurred by the Large Cap Core Plus Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Zero Coupon Securities. The Large Cap Core Plus Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. The Large Cap Core Plus Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations. The Large Cap Core Plus Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the 130/30 Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Large Cap Core Plus Fund to invest at varying rates of interest pursuant to direct arrangements between the Large Cap Core Plus Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Large Cap Core Plus Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Large Cap Core Plus Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Futures Transactions. The Large Cap Core Plus Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Large Cap Core Plus Fund which could affect the value of the Large Cap Core Plus Fund’s net assets adversely. Although the Large Cap Core Plus Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Large Cap Core Plus Fund to substantial losses.

Successful use of futures by the Large Cap Core Plus Fund also is subject to the ability of the subadvisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Large Cap Core Plus Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Large Cap Core Plus Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances as the Large Cap Core Plus Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Large Cap Core Plus Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Large Cap Core Plus Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Large Cap Core Plus Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Act.

Other Derivatives. The Large Cap Core Plus Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Large Cap Core Plus Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Large Cap Core Plus Fund’s investment objective and legally permissible for the Large Cap Core Plus Fund.

Preferred Stock. The Large Cap Core Plus Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Large Cap Core Plus Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Short Sales. The Large Cap Core Plus Fund may engage in short selling. To complete a short sales transaction, the Large Cap Core Plus Fund must borrow the security to make delivery to the buyer. The Large Cap Core Plus Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Large Cap Core Plus Fund. Until the security is replaced, the Large Cap Core Plus Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Large Cap Core Plus Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Large Cap Core Plus Fund closes its short position or replaces the borrowed security, the Large Cap Core Plus Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Large Cap Core Plus Fund’s short position.

Recent Market Events Risk. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in December of 2010, initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading and short sales; the creating of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which a Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

MANAGEMENT OF THE FUNDS

A listing of the Trustees and officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Lawrence E. Davanzo, 58(2)	Trustee	Since 2005	President, Wilshire Associates Incorporated, October 2007-Present; Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005-Present, Wilshire Variable Insurance Trust; Managing Director, August 2004-October 2004, Guggenheim Partners, independent investor, August 2001-August 2004.	15	Wilshire Mutual Funds, Inc. (6 Funds); Wilshire Associates Incorporated
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 59	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 62	Trustee	Since 2006	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)

Edward Gubman, 60	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)

Richard A. Holt, 69	Trustee	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	15	Wilshire Mutual Funds, Inc. (6 Funds)

Suanne K. Luhn, 56	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

Harriet A. Russell, 69	Trustee	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (6 Funds)

George J. Zock, 60	Trustee, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Jamie B. Ohl, 45	President	Since 2010	Chief Operating Officer and Managing Director, Wilshire Funds Management since 2010; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. from 2006-2010.	N/A	N/A

Aaron W.L. Eubanks, 49	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates, Incorporated (since 2009). Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992-2009)	N/A	N/A

Reena S. Lalji, 40	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A

Nathan R. Palmer, 35	Vice President	Since 2011
Vice President, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth  Advisors (2009-2010); Director of Public Markets, Investment Office, California Institute of Technology (2008-2009); Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

James E. St. Aubin, 33	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A

Helen Thompson, 44	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 45	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 38	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated, January 2006 to Present; Director of Investments, Harris myCFO LLC, 2001 to 2006.
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Davanzo is an interested person because of his position with the Trust’s investment adviser, Wilshire Associates Incorporated.

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs. The Board is currently comprised of  eight trustees,  seven of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.”

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. Each Trustee also has considerable familiarity with the Trust, the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Trustee since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Deleware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Trustee of the Trust since 2002 and is chairperson of the Audit Committee. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Boards of Integrity Mutual Insurance Company and Unity Health Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin- School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company. The Board of the Trust has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Trustee of the Trust since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Richard A. Holt. Mr. Holt has served as Trustee of the Trust since 1998 and is chairperson of the Investment Committee. Mr. Holt held various senior positions in the investment management industry, including serving as a Director of Scudder, Stevens & Clark, Inc. and as Senior Relationship Manager with its division, Scudder Insurance Asset Management, until 1998.

Suanne K. Luhn. Ms. Luhn has served as Trustee of the Trust since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Harriet A. Russell. Ms. Russell has served as Trustee of the Trust since 1996 and was Trustee of the predecessor fund to the Trust from 1974 to 1983 and 1992 to 1996. She is also chairperson of the Contract Review Committee. Ms. Russell is President of the Greater Cincinnati Credit Union and also serves on its Board. Ms. Russell has served as Vice President for the Cincinnati Board of Education and was a teacher at Walnut Hills High School.

George J. Zock. Mr. Zock has served as Trustee of the Trust and chairperson of the Board since 1996 and was Trustee of the predecessor fund to the Trust from 1995 to 1996. He is also chairperson of the Nominating Committee. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.

Lawrence E. Davanzo. Mr. Davanzo has served as Trustee since 2005 and as President of the Trust from 2005 to 2010. He is also chairperson of the Valuation Committee. Mr. Davanzo has served as President of the Adviser since 2007 and served as Senior Managing Director of the Adviser from 2004 to 2007.  Mr. Davanzo served as Managing Director of Guggenheim Partners from August 2004 to October 2004 and was an independent investor from 2001 to 2004. He also served as President of Investor Force Securities from 2000 to 2001 and was the Managing Director and founder of Asset Strategy Consultants, an investment consulting firm, from 1991 to 2000.

Leadership Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from the Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of  eight trustees,  seven of whom (including the chairperson) are independent trustees. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established five standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and sub-advisers. The Contract Review Committee coordinates the annual consideration of advisory, sub-advisory and distribution contracts and the 12b-1 distribution plans. The Trust’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including separate meetings with the independent Trustees in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser and sub-advisers to the Funds as well as the Trust’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board has five standing committees—an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.

The Audit Committee held three meetings in 2010. The current members of the Audit Committee, all of whom are independent trustees, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2010. The current members of the Nominating Committee, all of whom are independent trustees, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the chair of the Nominating Committee.

The Investment Committee held four meetings in 2010. The current members of the Investment Committee, all of whom are independent trustees, include Mr. Holt (chairperson) and Mses., Cannella, Luhn and Russell.

The Contract Review Committee held four meetings in 2010. The current members of the Contract Review Committee, all of whom are independent trustees, include Mses. Russell (chairperson), Cannella and Luhn and Messrs. Formisano, Gubman, Holt and Zock.

The Valuation Committee held four meetings in 2010. The current members of the Valuation Committee, all of whom are independent trustees (except for Mr. Davanzo), include Messrs. Davanzo (chairperson) and Holt and Ms. Russell. Messrs. Formisano, Gubman and Zock and Mses. Canella and. Luhn serve as alternates.

Compensation

The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and Wilshire Mutual Funds, Inc. together pay each independent Trustee an annual Trustee retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

The following table sets forth the compensation paid to the Independent Trustees of the Trust for the 12 months ended December 31, 2010. The Trust does not compensate the “interested” Trustee or any of the officers. In addition, no remuneration was paid during the fiscal year ended December 31, 2010 to Ms. Cannella or Mr. Gubman who were not members of the Board during that period.

Trustee	Aggregate Compensation From the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust*
Margaret M. Cannella	N/A	N/A	N/A	N/A
Roger A Formisano	$14,280	N/A	N/A	$28,000
Edward Gubman	N/A	N/A	N/A	N/A
Richard A. Holt	$14,280	N/A	N/A	$28,000
Suanne K. Luhn	$12,240	N/A	N/A	$24,000
Harriet A. Russell	$14,280	N/A	N/A	$28,000
George J. Zock	$20,400	N/A	N/A	$40,000
_______________
*
This is the total amount compensated to the Trustee for his or her service on the Trust’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Trustees’ Holdings of Fund Shares

The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2010, as well as the aggregate dollar range of shares in all registered investment companies overseen by the Trustee within the family of investment companies as of the same date.

	Interested Trustee	Non-Interested Trustees
Name of Fund	Lawrence E. Davanzo	Margaret M. Canella	Roger A. Formisano	Edward Gubman	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund	None	None	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None	None	None	None

Wilshire 2015 ETF Fund	None	None	None	None	None	None	None	None
Wilshire 2025 ETF Fund	None	None	None	None	None	None	None	None
Wilshire 2035 ETF Fund	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by the Trustee within the Family of Investment Companies	None	None	None	$10,001 - $50,000	Over $100,000	$10,001 - $50,000	None	$10,001 - $50,000

As of December 31, 2010, the Trustees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. Trustees and officers do not directly own any shares of the Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund, Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund or Wilshire 2035 ETF Fund; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies of which no one person beneficially owns more than 1%.

INVESTMENT ADVISORY AGREEMENTS

Investment Advisory Agreements. As stated in the prospectus, the Trust employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement dated March 1, 1999, as amended September 30, 2004. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Target Maturity Funds and to continuously review, supervise and administer the Target Maturity Funds under an Investment Advisory Agreement dated April 28, 2006. The Adviser is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the Adviser.

The Adviser’s duties under the Investment Advisory Agreements include recommending to the Board of Trustees one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund’s assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with the Fund’s continuous investment program.

The Adviser selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating subadvisers, and therefore the Adviser does not anticipate frequent changes in the subadvisers. These subadvisers have been selected upon the basis of a due diligence process which focuses upon, but is not limited to, the subadvisers’ philosophy and process, people and organization, resources and performance.

The Adviser monitors the performance of each subadviser of the Funds and, to the extent it deems appropriate to achieve the Funds’ investment objective, reallocates assets among individual subadvisers or recommends that the Funds employ or terminate particular subadvisers.

Each subadviser’s fees will be paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers will depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser will not be constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed based on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

The Investment Advisory Agreements continue in effect for each Fund from year to year for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders of the Fund or the Board of Trustees. An agreement may be terminated at any time upon 60 days notice by either party; the Trust may so terminate an agreement either by vote of the Board of Trustees or by a majority vote of the outstanding voting shares of the subject Fund if the Adviser were determined to have breached the agreement. Each agreement terminates automatically upon assignment.

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreements, the Adviser receives a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Fund Assets	Rate on Fund Assets in Excess of $1 Billion
Equity Fund	0.700%*	0.600%*
Balanced Fund	0.550%**	0.450%**
Income Fund	0.550%	0.450%
Small Cap Growth Fund	1.150%	1.150%
International Equity Fund	1.000%	0.900%
Socially Responsible Fund	0.850%	0.750%
Wilshire 2015 ETF Fund	0.250%***	0.250%***
Wilshire 2025 ETF Fund	0.250%***	0.250%***
Wilshire 2035 ETF Fund	0.250%***	0.250%***

*
As discussed in the prospectus, the Equity Fund invests in shares of the Large Cap Core Plus Fund. The Adviser will only receive directly from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
As discussed in its prospectus, the Balanced Fund operates under a fund of funds structure, primarily investing in shares of the Income Fund, International Equity Fund and Large Cap Core Plus Fund. The Adviser will only receive directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in the Income Fund, International Equity Fund and Large Cap Core Plus Fund.

***	The annual rate took effect on December 22, 2008. Prior to December 22, 2008, the annual rate was 0.350%.

For the Target Maturity Funds, Wilshire has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2012, so that the Total Annual Operating Expenses, excluding the fees and expenses of the ETFs, for this period will not exceed 0.60% (the “Expense Limitation”). Wilshire may recap the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation, to the extent a Fund’s annualized operating expenses are less than the Expense Limit.

For the fiscal years ended December 31, 2008,  2009 and 2010, the advisory fees for each Fund payable to the Adviser, the reductions attributable to contractual and voluntary fee waivers, the net fees paid with respect to the Funds, and the corresponding percentages of net assets (net of waivers) were as follows:

2008
Fund	Advisory Fee Payable	Reduction in Fee	Net Fee Paid		% of Average Net Assets
Equity Fund	$2,739,852	$0	$2,739,852		0.70%
Balanced Fund	0	0	0		0.00%
Income Fund	630,438	0	630,438		0.55%
Small Cap Growth Fund	508,915	104,210	404,705		0.92%
International Equity Fund	465,340	95,301	370,039		0.80%
Socially Responsible Fund	551,238	0	551,238		0.85%
Wilshire 2015 ETF Fund*	34,249	36,344	(2,095	)*	0.00%
Wilshire 2025 ETF Fund*	31,824	39,352	(7,528	)*	0.00%
Wilshire 2035 ETF Fund*	16,424	35,912	(19,488	)*	0.00%

*
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2009
Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$1,514,969	$0	$0	$1,514,969	0.64%
Balanced Fund	0	0	0	0	0.00%
Income Fund	546,402	0	0	546,402	0.55%
Small Cap Growth Fund**	358,142	71,080	0	287,062	0.92%
International Equity Fund**	330,210	65,191	0	265,019	0.80%
Socially Responsible Fund	381,654	0	0	381,654	0.85%
Wilshire 2015 ETF Fund*	43,940	10,986	6,120	39,074	0.22%
Wilshire 2025 ETF Fund*	31,773	11,200	3,025	23,598	0.19%
Wilshire 2035 ETF Fund*	29,153	12,835	2,354	18,672	0.16%

*
Reduction in fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

2010
Fund	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Equity Fund	$769,565	$0	$0	$769,565	0.38%
Balanced Fund	0	0	0	0	0.00%
Income Fund	570,930	0	0	570,930	0.55%
Small Cap Growth Fund**	409,500	81,526	0	327,974	0.92%
International Equity Fund**	366,961	74,144	0	292,817	0.80%

Socially Responsible Fund	427,520	0	0	427,520	0.85%
Wilshire 2015 ETF Fund*	57,648	18,679	0	38,969	0.17%
Wilshire 2025 ETF Fund*	49,877	19,587	0	30,291	0.15%
Wilshire 2035 ETF Fund*	49,564	20,245	0	29,319	0.15%

*
Reduction in Fee for the Target Maturity Funds includes contractual waivers of management fees and reimbursement of expenses so that total annual operating expenses, excluding the fees and expenses of the Underlying Funds, for each Target Maturity Fund would not exceed 0.60%.

**
For the fiscal year ended December 31, 2010, Wilshire voluntarily waived 0.23% and 0.20% of its management fee for the Small Cap Growth Fund and International Equity Fund, respectively. Wilshire’s voluntary fee waiver is expected to continue until December 31,  2011 and may be terminated at any time.

The aggregate subadvisory fees paid by Wilshire with respect to each Fund, and the corresponding percentage of net assets for the fiscal years ended December 31, 2008,  2009 and  2010 were as follows:

2008
Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$1,327,656	0.34%
Balanced Fund	0	0.00%
Income Fund	229,558	0.21%
Small Cap Growth Fund	229,184	0.53%
International Equity Fund	201,353	0.30%
Socially Responsible Fund	227,124	0.35%
Wilshire 2015 ETF Fund	0	0.00%
Wilshire 2025 ETF Fund	0	0.00%
Wilshire 2035 ETF Fund	0	0.00%

2009
Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$581,518	0.25%
Balanced Fund	0	0.00%
Income Fund	199,035	0.20%
Small Cap Growth Fund	170,044	0.55%
International Equity Fund	141,886	0.43%
Socially Responsible Fund	116,956	0.26%
Wilshire 2015 ETF Fund	0	0.00%
Wilshire 2025 ETF Fund	0	0.00%
Wilshire 2035 ETF Fund	0	0.00%

2010
Fund	Aggregate Sub-Advisory Fee Paid	% of Average Net Assets
Equity Fund	$310,264	0.16%
Balanced Fund	0	0.00%
Income Fund	207,975	0.20%
Small Cap Growth Fund	194,345	0.55%

International Equity Fund	160,724	0.44%
Socially Responsible Fund	125,825	0.25%
Wilshire 2015 ETF Fund	0	0.00%
Wilshire 2025 ETF Fund	0	0.00%
Wilshire 2035 ETF Fund	0	0.00%

Subadvisers. Each of the Investment Sub-Advisory Agreements provides that neither the subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the subadviser of its duties under the Investment Sub-Advisory Agreement except for liability resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Sub-Advisory Agreement. Each of the Investment Sub-Advisory Agreements continues for the same term as the Investment Advisory Agreement and is subject to the same requirements for renewal. Due to their fund of funds structure, the Balanced Fund and Target Maturity Funds do not have subadvisers.

For the services provided pursuant to the Investment Sub-Advisory Agreements, the Adviser pays the subadvisers a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate
Equity Fund	0.22%-0.80% on the first $25 million 0.22%-0.50% on the next $75 million 0.22%-0.40% on the next $200 million 0.22%-0.35% on the balance
Income Fund	0.20%
Small Cap Growth Fund	0.07%-0.80% on the first $50 million 0.05%-0.80% on the next $50 million 0.02%-0.80% above $100 million
International Equity Fund	0.15%-0.65% on the first $50 million 0.15%-0.60% on the next $50 million 0.15%-0.50% on the balance
Socially Responsible Fund	0.25%

The following information supplements the information regarding the Adviser and subadvisers in the Funds’ prospectuses:

Madison Square – Equity Fund

Harvey Fram, Migene Kim and Mona Patni, portfolio managers of Madison Square’s portion of the Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2010, information on these other accounts is as follows:

Harvey Fram
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies	4	$1,998	0	$0
Other Pooled Investment Vehicles	2	399	0	0
Other Advisory Accounts	42	3,332	3	167

Migene Kim
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies	3	$1,651	0	$0
Other Pooled Investment Vehicles	2	399	0	0
Other Advisory Accounts	42	3,332	3	167

Mona Patni
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies	1	$347	0	$0
Other Pooled Investment Vehicles	2	399	0	0
Other Advisory Accounts	42	3,332	3	167

The portfolio management team also manages a 130/30 strategy which makes long and short investments in equity securities. Managing this type of account simultaneously with other long-only investment products, including mutual funds presents potential or perceived conflicts of interest. To address these types of potential conflicts of interest Madison Square has adopted allocation procedures, a code of ethics and policies and procedures for portfolio management and trades in securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although Madison Square has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Equity Fund and other accounts managed.

In an effort to retain key personnel, Madison Square has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Portfolio managers of Madison Square receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable, and superior investment results, measured by the performance of the product(s) under the individual’s management. There are no differences between the method used to determine these portfolio managers’ compensation with respect to a fund and other accounts they manage. These employees also participate in a long-term incentive program, the “Partner Equity Plan” which awards both Partner (Phantom) Options and Partner (Phantom) Shares to eligible employees (Director level and above), and is designed to reward growth in Company value. Awards are made in a 2:1 options to stock ratio. An employee’s total compensation package (i.e., salary, annual, and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

As of December 31, 2010, Harvey Fram, Migene Kim and Mona Patni beneficially owned no securities of the Equity Fund.

Victory - Equity Fund

Victory manages a portion of the Equity Fund. Victory’s Diversified Equity Team manages common, collective and mutual funds as well as portfolios for corporations, public funds, Taft-Hartley plans, endowments, foundations, health care and nonprofits managed in the diversified style.

Lawrence G. Babin, Paul D. Danes, Carolyn M. Rains, Bradley S. Norton and Martin L. Shagrin are members of Victory’s Diversified Equity Team and are primarily responsible for the day-to-day management of Victory’s portion of the Equity Fund.

Lawrence G. Babin, CFA, CIO, Diversified Equity Senior Portfolio Manager & Senior Managing Director, has been with Victory and/or an affiliate since 1982. Mr. Babin holds a Bachelor of Science from the Wharton School at the University of Pennsylvania and a Master of Business Administration from the University of Michigan.

Paul D. Danes, CFA, Senior Portfolio Manager & Managing Director, is a portfolio manager for the Diversified Equity strategy. He joined Victory and/or an affiliate in 1987. Mr. Danes holds a Bachelor of Science from Arizona State University and a Master of Business Administration from The Ohio State University.

Carolyn M. Rains, CFA, Portfolio Manager & Manager Director, is a portfolio manager for the Diversified Equity strategy. She has been with Victory and/or an affiliate since 1998 following four years prior investment experience. Ms. Rains holds a Bachelor of Science in Business Administration from Bowling Green State University and a Master of Business Administration from Cleveland State University.

Bradley S. Norton, CPA, CFA, Equity Research Analyst & Director, is an equity research analyst for the Diversified Equity strategy. He joined Victory and/or an affiliate in 1999. Mr. Norton holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from Georgetown University.

Martin L. Shagrin, Portfolio Specialist, Equity Research Analyst & Managing Director, is a portfolio specialist and equity research analyst for the Diversified Equity strategy. He joined Victory and/or an affiliate in 1999 following 5 years prior investment experience. He holds a Bachelor of Science in Business Administration from The Ohio State University and a Master of Business Administration from Case Western Reserve University.

The Diversified Equity product is managed on a team basis. The team has complete decision-making authority and accountability for this product. Larry Babin, as CIO and lead portfolio manager for the strategy, has final authority and responsibility for all portfolio decisions. As of December 31, 2010, in addition to Victory’s portion of the Equity Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Lawrence G. Babin, Paul D. Danes, Carolyn M. Raines, Bradley S. Norton and Martin L. Shagrin
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Registered Investment Companies	7	$5,090.6	0	$0
Other Pooled Investment Vehicles	4	1,730	0	0
Other Advisory Accounts	94	5,085	7	1,301.2

Each Victory portfolio manager receives a base salary plus an annual incentive bonus for managing a portion of the Equity Fund, other investment companies and other accounts. A Victory portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A Victory portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of the Victory portfolio manager’s accounts relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The Victory manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a Victory manager are based on the composite performance of all accounts managed by that Victory manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Victory portfolio managers may participate either in Victory’s long-term incentive plan, the results for which are based on Victory’s business results (the “Victory Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”), or both. Eligibility for participation in these Victory incentive programs depends on the Victory manager’s performance and seniority.

As of December 31, 2010, Messrs. Babin, Danes, Norton and Shagrin and Ms. Rains beneficially owned no shares of the Equity Fund.

Western Asset Management and Western Asset Management Limited - Income Fund

Western Asset Management Company (“Western”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (WAMCL) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2010, total assets under management by Western were approximately $408.7 billion and $45.2 billion by WAMCL. WAMCL is affiliated with Western under common control, jointly managing an assigned portion of the Income Fund. WAMCL provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Expertise from WAMCL’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western maintains constant interaction and coordination between its investment professionals to maintain a unified and cohesive investment management approach.

Western utilizes a team-based approach to portfolio management to ensure that all portfolios, as allowed by guidelines, benefit from the expertise of all the firms’ sector specialists. Stephen A. Walsh, Chief Investment Officer is responsible for the strategic oversight of the Income Fund’s investments and for supervising the operations and of the various sector specialist teams dedicated to the specific asset classes in which the Income Fund invests. Mr. Walsh is involved in the management of all Western’s portfolios, but is not solely responsible for particular portfolios. With respect to the Income Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Chris Diegelman, Michael C. Buchanan and Keith Gardner provide specialized expertise and global oversight. They are also responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Messrs. Walsh, Eichstaedt, Diegelman and Gardner have been Portfolio Managers for Western for more than five years. Mr. Lindbloom and Mr. Buchanan have been Portfolio Managers for Western since 2005. Prior to joining Western, Mr. Lindbloom was a Portfolio Manager for Citigroup Asset Management for nine years and Mr. Buchanan was employed as a Managing Director, Head of U.S. Products, for Credit Suisse Asset Management for two years.

As of December 31, 2010, in addition to the Income Fund, the portfolio managers were responsible for the management of certain other accounts, as follows:

Type of Account	Total # of Accounts Managed	Total Assets Managed (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Stephen A. Walsh
Registered Investment Companies:	103	$169,538	0	$0
Other Pooled Investment Vehicles:	215	109,285	7	1,155
Other Accounts:	780	175,980	81	19,415

Carl L. Eichstaedt
Registered Investment Companies:	20	$21,208	0	$0
Other Pooled Investment Vehicles:	1	4	0	0
Other Accounts:	66	15,910	6	1,226

Mark Lindbloom
Registered Investment Companies:	22	$24,175	0	$0
Other Pooled Investment Vehicles:	2	85	0	0
Other Accounts:	50	15,145	5	2,206

Chris Diegelman
Registered Investment Companies:	3	$198	0	$0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	9	1,380	0	0

Michael C. Buchanan
Registered Investment Companies:	49	$29,621	0	$0
Other Pooled Investment Vehicles:	8	3,430	0	0
Other Accounts:	11	1,762	0	0

Keith Gardner
Registered Investment Companies:	41	$26,624	0	$0
Other Pooled Investment Vehicles:	7	1,155	0	0
Other Accounts:	1	225	0	0

As of December 31, 2010, Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Chris Diegelman, Michael C. Buchanan and Keith Gardner beneficially owned no securities of the Income Fund.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

TWIN – Small Cap Growth Fund

Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Small Cap Growth Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of December 31, 2010, information on these accounts is as follows:

Geoffrey Gerber and
Christopher B. Erfort
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	7	$313.59	0	$0
Other Pooled Investment Vehicles	4	59.46	1	18.67
Other Advisory Accounts	24	574.52	0	0

As of December 31, 2010, Messrs. Gerber and Erfort beneficially owned no shares of the Small Cap Growth Fund.

TWIN manages the Small Cap Growth Fund with its other client accounts invested in the same investment strategy, although as of December 31, 2010, the Small Cap Growth Fund is the only client account managed by TWIN with this specific investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus and fringe benefit package. The cash bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Small Cap Growth Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

Copper Rock – Small Cap Growth Fund

Tucker Walsh, portfolio manager of Copper Rock’s portion of the Small Cap Growth Fund, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2010, information on these other accounts is as follows:

Tucker Walsh
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered Investment Companies	6	$446	0	$0
Other Pooled Investment Vehicles	8	323	0	0
Other Advisory Accounts	19	658	2	172

Copper Rock Capital Partners and its employees have a duty to act for the benefit of its clients and to take action on the clients’ behalf before taking action in the interest of the Firm or any of its employees when a conflict of interest between the client and the Firm arises. Each employee shall notify the Compliance Department of any personal conflict of interest relationship which could involve a client, such as the existence of any economic relationship between their transactions and securities held or to be acquired by the client.

Background

As a fiduciary, Copper Rock Capital Partners owes fiduciary responsibilities to each of its clients. This means that the Firm is required to act in each client’s best interests and to deal with client assets in such a manner as to benefit the client (not to benefit the Firm, the Firm’s affiliates or any employee, officer or other person associated with the Firm or its affiliated companies). Violations of the Firm’s fiduciary duty can harm not only its clients, but can also damage the reputation of the Firm and subject the organization and its employees to legal liability and regulatory penalties. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Individuals must try to avoid situations that have even the appearance of conflict or impropriety.

Responsibility

The CCO, or designee, has overall responsibility for monitoring the firm’s conflicts of interest policy to ensure compliance. If necessary, the CCO will determine whether any detected conflict of interest will require revisions, material or otherwise, to the Firm’s Form ADV or other disclosure document. Such revisions will be made in a manner and within a timeframe decided upon by the CCO.

Procedure

Copper Rock Capital Partners has adopted this procedure to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

•
Transactions between clients, the Firm, Firm Affiliates and Firm Personnel. The Firm prohibits transactions between any client account and the Firm, or any officer, employee or other person associated with the Firm or any affiliated company, without the approval of the client involved in the transaction. Investments in pooled investment vehicles for which the Firm or any affiliated company is a general partner, managing member, adviser or subadviser are excluded from this restriction.

•	Conflicts among client interests. All personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

•
Competing with client trades. All employee personal securities transactions must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of a client.

•
Other conflicts of interest. Employees are expected to act in the best interests of the Firm’s clients and must disclose any material conflict of interest with regards to vendors and suppliers, proxy voting, trade allocation, soft dollars, fees, brokerage services and outside business interests or employment.

As of December 31, 2010, Tucker Walsh beneficially owned no securities of the Small Cap Growth Fund.

PanAgora – International Equity Fund

The ownership interest includes two outside corporate entities and PanAgora employees. The PanAgora Management Equity Plan offers up to 20% ownership in the firm through restricted stock and options and was implemented on March 25, 2008. Assuming all employee stock and options are issued and exercised, the outside ownership would be approximately 66% with Power Financial Corporation through its affiliates Great West Life/Putnam Investments and 14% with Nippon Life Insurance Company.

Putnam Investments, LLC owns approximately 80% of the outstanding voting stock of PanAgora indirectly through its wholly owned subsidiary, Putnam U.S. Holdings I, LLC. The principal business of Putnam Investments is money management. The remainder of PanAgora’s voting stock (20%) is held by Nippon Life Insurance Company (“Nippon Life”). The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management. Great-West, a subsidiary of Power Financial Corporation (“Power Financial”), owns Putnam Investments, LLC.

Great-West is a Canadian financial services holding company with interests in the life insurance, health insurance, retirement, savings, and reinsurance businesses. Power Financial, an international management and holding company of financial services businesses, owns approximately 70.6% of the voting shares of Great-West Power Corporation of Canada, a diversified international management and holding company, owns approximately 66.4% of the voting securities of Power Financial. The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada.

The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of all Putnam entities is One Post Office Square, Boston, MA 02109.

William G. Zink, David Liddell and Randall Yarlas, portfolio managers of PanAgora’s portion of the International Equity Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2010, information on these other accounts is as follows:

William G. Zink
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Registered Investment Companies	2	$46.4	0	$0
Other Pooled Investment Vehicles	6	1408.8	1	270.7
Other Advisory Accounts	21	2505.2	1	297.9

David Liddell and Randall Yarlas
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Registered Investment Companies	2	$46.4	0	$0
Other Pooled Investment Vehicles	7	1568.8	1	270.7
Other Advisory Accounts	25	2894.8	3	634.1

PanAgora has represented that there are no material conflicts between the portfolio managers’ management of a portion of International Equity Fund’s investments and the investments of the other accounts they manage.

PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. All investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses.

All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. PanAgora does not have any fixed targets relating to those elements.

As of December 31, 2010, Messrs. Zink, Liddell and Yarlas beneficially owned no securities of the International Equity Fund.

Thomas White-International Equity Fund

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $1.434 billion in assets under management as of December 31, 2010. Thomas S. White, Jr. owns more than 75% of the shares of Thomas White. Day to day management of Thomas White’s portion of the International Equity Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2010, information on these other accounts is as follows:

Thomas S. White, Jr.
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Registered Investment Companies	3	$568.4	0	$0
Other Pooled Investment Vehicles	1	192.2	1	192.2
Other Advisory Accounts	677*	651.5	2	84.3

Douglas M. Jackman, CFA, Wei Li, CFA, Ph.D and Jinwen Zhang CFA, Ph.D
Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	192.2	1	192.2
Other Advisory Accounts	677*	651.5	2	84.3

*	These accounts include 647 SMA/Wrap accounts totaling $308 million in assets.

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Equity Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Equity Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Equity Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Equity Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Equity Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Equity Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Equity Fund.

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Messrs. White, Jackman and Li's and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Equity Fund’s pre-tax or post-tax performance or the value of assets held in the International Equity Fund’s portfolio.

As of December 31, 2010, Thomas S. White, Douglas M. Jackman, Wei Li, and Jinwen Zhang beneficially owned no securities of the International Equity Fund.

ClearBridge – Socially Responsible Fund

Scott Glasser, Michael Kagan and Mary Jane McQuillen, portfolio managers of the Fund, are primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2010, information on these other accounts is as follows:

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Scott Glasser
Registered Investment Companies	6	$6,839	0	$0
Other Pooled Investment Vehicles	3	215	0	0
Other Advisory Accounts	31,914	6,971	0	0
Michael Kagan
Registered Investment Companies	5	$6,116	1	$520
Other Pooled Investment Vehicles	3	185	0	0
Other Advisory Accounts	4,658	1,082	0	0
Mary Jane McQuillen
Registered Investment Companies	4	$3	0	$0
Other Pooled Investment Vehicles	0	0	0	0
Other Advisory Accounts	2,366	754	0	0

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the sub-adviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the sub-adviser and its affiliates.

ClearBridge – Socially Responsible Fund

Portfolio Manager Compensation Structure

ClearBridge's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm's values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges's portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•
ClearBridge's Deferred Incentive Plan (CDIP) - a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm's new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock Deferral- a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock and Stock Option Grants - a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•
Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge's investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge's Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

As of December 31, 2010, Messrs. Glasser and Kagan and Ms. McQuillen beneficially owned no shares of the Socially Responsible Fund.

Wilshire Associates Incorporated - Target Maturity Funds

The Target Maturity Funds are managed by  Victor S. Zhang, James E. St. Aubin and Nathan R. Palmer. As of December 31, 2010, in addition to the Target Maturity Funds, Messrs.  Zhang, St. Aubin and Palmer managed the following accounts:

Victor S. Zhang, James E. St. Aubin and Nathan R. Palmer

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Registered Investment Companies	20	$1,974	0	$0
Other Pooled Investment Vehicles	0	0	0	0
Other Advisory Accounts	7	2,837	0	0

Potential Conflicts of Interest. The Adviser has adopted policies and procedures designed to address any potential of conflicts of interest that could impact the Funds or any other client.

As part of the Adviser’s fund management services, the Adviser regularly makes decisions about hiring, retaining, and terminating sub-advisers. It is the Adviser’s policy that these decisions be based solely on the best interests of the client and without regard to any revenue that the Adviser receives, might receive, or has received in the past, directly or indirectly, from investment managers for services provided by the Adviser in any of its business units.

The Adviser has reviewed its business operations to identify any such conflicts of interest. The Adviser has adopted policies and procedures that are designed to prevent personnel from having internal access to information that otherwise might appear to compromise their objectivity. The Adviser also has adopted policies and procedures designed to ensure that each client is provided with specific disclosures that are pertinent to that client.

As a matter of policy, any and all asset allocation or investment manager recommendations made to clients, including the Funds, are first presented to the Adviser’s Investment Committee for review, discussion and approval. The committee is mandated by charter, is chaired by the Adviser’s Chief Investment Officer and the permanent members are the senior members of the Adviser and include the Funds’ President. The objective of the Committee is to ensure that recommendations for clients are suitable, independent, align with the client’s own investment objectives, fall within a clients own investment guidelines or constraints and are made free from bias and conflicts of interest.

As of December 31, 2010, Messrs.  Zhang, St. Aubin and Palmer did not own any shares of the Target Maturity Funds.

Compensation. Portfolio managers receive a base salary and a performance-based bonus. Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager. For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks.

Code of Ethics. The Trust, the Adviser and the subadvisers have adopted Codes of Ethics (the “Codes”) which substantially comply with Rule 17j-l under the 1940 Act. The Codes permit personnel who are subject to the Codes to make personal securities transactions, including in securities that may be purchased or held by the funds, subject to the requirements and restrictions set forth in such Codes. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust.

Disclosure of Portfolio Holdings. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, subadvisers, administrator, custodian, fund accountants, independent public accountants, attorneys, officers and trustees. Information is provided to these parties on a real-time basis or as needed with no time lag. Making portfolio holdings information available to such parties is an incidental part of the services they provide the Trust. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Such parties are subject to duties of confidentiality by agreement or otherwise including a duty not to trade on nonpublic information. Nonpublic portfolio holdings information may also be disclosed by the Funds or the Adviser to certain third parties, provided that (i) a good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests; (ii) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings becoming public information; (iii) the recipient signs a written confidentiality agreement; and (iv) the Chief Compliance Officer (“CCO”) of the Trust approves of the disclosure. These conditions do not apply to portfolio holdings information released to such third parties after it is posted on the Adviser’s website. Currently, there are no arrangements to provide nonpublic portfolio holdings information to any third party.

The Funds’ portfolio holdings and characteristics may be disclosed in other circumstances if reviewed and approved by the Trust’s CCO. Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the CCO for review before dissemination. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information. The CCO provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The CCO is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Funds disclose their portfolio holdings to the extent required by law.

Proxy Voting Policies. For all Funds except the Target Maturity Funds, the subadvisers of these Funds have been delegated the responsibility for voting the Funds’ proxies pursuant to the Investment Sub-Advisory Agreements. Each subadviser votes proxies according to proxy voting policies, which are included in Appendix B to this SAI. The Adviser monitors the subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

For the Target Maturity Funds, the Adviser will vote proxies according to its proxy voting policy which is included in Appendix B of this SAI.

BROKERAGE ALLOCATION

The Investment Advisory Agreements and the Investment Sub-Advisory Agreements authorize the Adviser and the subadvisers, respectively (collectively, the “Advisers”) (subject to the discretion and control of the Trust’s Board of Trustees), to select the brokers or dealers that will execute the purchases and sales of portfolio securities and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board of Trustees of the Trust, the Advisers may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if an Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and other clients.

In placing portfolio transactions, each of the Advisers will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and other services in addition to execution services. Such services may include factual and statistical information or other items of supplementary research assistance.

Each of the Advisers considers such information useful in the performance of its obligations under the advisory agreements, but is unable to determine the amount by which such services may reduce its expenses. Research services provided by brokers through which the Funds effect securities transactions may be used by an Adviser in servicing all of its accounts; not all of these services may be used by the Adviser in connection with the Funds. In addition, within the parameters of achieving best price and execution, brokerage services may be used to generate commission credits which are used to pay for pricing agent and custodial services. See “Other Services — Fund Pricing Agreements and Custodial Agreement.”

Each of the Advisers is authorized to consider for investment by a Fund securities that may also be appropriate for other mutual funds and/or clients served by the Advisers. To assure fair treatment of each Fund and all clients of the Advisers in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Funds and clients in a manner deemed equitable by the Advisers.

To the extent directed by management of the Funds in writing, the Adviser will direct or suggest to one or more subadvisers to execute purchases and sales of portfolio securities for a Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

For the fiscal years ended December 31, 2010, 2009 and 2008, each Fund paid total brokerage commissions as follows:

Name of Fund	2010	2008	2009
Equity Fund	$131,929	$437,216	$541,355
Balanced Fund(1)	0	0	0
Income Fund(1)	394	0	0
Small Cap Growth Fund	130,701	237,598	200,323
International Equity Fund	37,832	43,317	37,029
Socially Responsible Fund	26,423	28,773	70,267
Wilshire 2015 ETF Fund	7,541	0	6,306
Wilshire 2025 ETF Fund	7,367	0	5,050
Wilshire 2035 ETF Fund	8,295	0	5,313

(1)
There are generally no brokerage fees for the Balanced Fund or Income Fund because these funds do not directly own any equity securities or make equity trades. Where multiple brokers are deemed to be able to provide best execution, brokerage commissions may be allocated to brokers on the basis of their ability to provide research.

As of December 31, 2010, the Funds held the following securities of their regular brokers or dealers as follows:

Fund	Brokers or Dealers	Market Value
Equity Fund	Bank of New York	$696,623
	Goldman Sachs	582,002
	JP Morgan Chase	2,592,329
	Morgan Stanley	674,808
Balanced Fund	None
Income Fund	Barclays	216,016
	Deutsche Bank	218,397
	Goldman Sachs	835,407
	JP Morgan Chase	1,036,438
	Morgan Stanley	281,918
Small Cap Growth Fund	None
International Equity Fund	Barclays	44,531
	Deutsche Bank	288,442
Socially Responsible Fund	None
Target Maturity Funds	None

DISTRIBUTOR

Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares. Prior to July 14, 2008, PFPC Distributors, Inc. (“PFPC Distributors”), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the Trust’s distributor.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Fund at any time without penalty by the Fund or by the Distributor upon 60 days’ notice. Termination by the Trust with respect to a Fund may be by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Trust has adopted a plan under Rule 12b-l with respect to the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund that provides for fees to compensate the Distributor for distribution and shareholder services. For its services under the distribution plan, the Distributor receives a distribution fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable of each Fund. The Trust has also adopted a plan under Rule 12b-1 with respect to the Target Maturity Funds that provides for fees to reimburse the Distributor for distribution and shareholder services. Under the distribution plan for the Target Maturity Funds, the Distributor may be reimbursed through a distribution fee from each Fund for distribution or shareholder services incurred, payable monthly, at the annual rate of up to 0.25% of average daily net assets attributable to each Fund. During the fiscal period January 1, 2008 through July 13, 2008, PFPC Distributors, Inc. received the following in distribution fees from the Funds:

January 1, 2008 - July 13, 2008
Equity Fund	$583,585
Balanced Fund	0*
Income Fund	122,672
Small Cap Growth Fund	65,502
International Equity Fund	70,597
Socially Responsible Fund	97,870
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*

*	The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

During this period, PFPC Distributors, Inc. paid all of the distribution fees or compensation to insurance companies or their affiliates.

During the period July 14, 2008 through December 31, 2008 and for the years ended December 31, 2009 and December 31, 2010, the Distributor received the following in distribution fees from the Funds:

July 14, 2008 – December 31, 2008
Equity Fund	$394,926
Balanced Fund	0*
Income Fund	122,672
Small Cap Growth Fund	45,139
International Equity Fund	45,744
Socially Responsible Fund	64,360
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*

*	The Balanced Fund and Target Maturity Funds were not assessed distribution fees due to the “fund of funds” structure.

2009
Equity Fund	$593,545
Balanced Fund	0*
Income Fund	248,365
Small Cap Growth Fund	77,857
International Equity Fund	82,553
Socially Responsible Fund	112,251
Wilshire 2015 ETF Fund	13,140**
Wilshire 2025 ETF Fund	10,073**
Wilshire 2035 ETF Fund	9,713**

*	The Balanced Fund was not assessed distribution fees due to its “fund of funds” structure.
**	On October 1, 2009, the Funds commenced payments under the 12b-1 plan.

2010
Equity Fund	$431,550
Balanced Fund	0*
Income Fund	259,521

Small Cap Growth Fund	89,020
International Equity Fund	91,736
Socially Responsible Fund	125,632
Wilshire 2015 ETF Fund	57,659
Wilshire 2025 ETF Fund	49,877
Wilshire 2035 ETF Fund	49,563

*	The Balanced Fund was not assessed distribution fees due to its “fund of funds” structure.

During this period, the Distributor paid all of the distribution fees or compensation to broker-dealers.

The distribution plan for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The Distributor may, and it is expected that the Distributor will, pay all or a portion of its fee to insurance companies or their affiliates or financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that such insurance companies and financial services firms will provide certain shareholders account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the distribution plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

The Target Maturity Funds’ distribution plan is a reimbursement plan which reimburses only for expenses incurred. The Board of Trustees considered various factors in making the determination that the distribution plan is reasonably likely to benefit the Target Maturity Funds and their respective shareholders, including: (1) the fact that the Funds will be primarily dependent for sales of their shares on insurance companies; and that in the competitive marketplace, funds often provide compensation to insurance companies to help defray their costs in distributing the insurance contract; (2) the likelihood that the distribution plan will stimulate sales of shares of the Trust, and assist in increasing the asset base of the Funds in the face of competition from a variety of other products; (3) the potential advantages to shareholders of the Trust of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (4) the formula pursuant to which the payment of fees under the distribution plan is determined; (5) the reasonableness of the fees to be paid under the distribution plan; (6) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (7) the fact that any increase in the asset value of the Funds will benefit the Adviser by increasing the fees payable to it. The Target Maturity Funds commenced payments under the 12b-1 plan on October 1, 2009. The following are the amounts spent on behalf of the Target Maturity Funds pursuant to such plan during the period and for the year ended December 31, 2010:

2010

Fund	Printing	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Total
Wilshire 2015 ETF Fund	$0	$57,659	$0	$0	$57,659
Wilshire 2025 ETF Fund	0	49,877	0	0	49,877
Wilshire 2035 ETF Fund	0	49,563	0	0	49,563

From time to time, the Distributor and financial service firms it appoints may engage in activities which jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution and shareholder services expenses attributed to such joint distribution and shareholder services activities will be allocated among each Fund on the basis of its respective net assets.

Each distribution plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan. Each distribution plan may be terminated with respect to a Fund at any time without penalty or by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the distribution plan or by vote of a majority of the outstanding securities of a class of the Fund. If a distribution plan is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the distribution plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the distribution plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the distribution plan may or may not be sufficient to reimburse the Distributor for its expenses incurred. A distribution plan may not be amended with respect to a Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution plan.

With the exception of the Adviser, in its capacity as the Trust’s investment adviser and the Distributor, in its capacity of distributor of Fund shares, no interested person of the Trust and none of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the distribution plans and any related distribution agreement.

Payments to Insurance Companies. The Adviser will pay insurance companies or their affiliates servicing fees based on shares held by variable annuity products issued by such insurance companies. In return for receiving these fees, such insurance companies or their affiliates will provide certain shareholder account services, periodic information reporting and telephone support for contract owners with respect to inquiries about the Funds.

OTHER SERVICES

Administrator. The Trust has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Trust with fund accounting services, administration services and certain other services as may be required by the Trust. The Administrator prepares tax returns, reports to the Funds’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Trust with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

Prior to July 14, 2008, PFPC Inc. (“PFPC”) served as administrator to the Trust pursuant to a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005 and a prior agreement dated October 1, 2004, which terminated on June 27, 2005.

The following table describes the administration and accounting fees paid by each Fund to PFPC for the period from January 1, 2008 through July 13, 2008:

The following table describes the administration fees paid by each Fund to SEI for the period July 14, 2008 through December 31, 2008 and for the years ended December 31, 2009 and December 31, 2010:

Name of Fund	July 14, 2008 to December 31, 2008
Equity Fund	$107,131*
Balanced Fund	54,505*
Income Fund	30,897*
Small Cap Growth Fund	9,189*
International Equity Fund	9,357*
Socially Responsible Fund	14,571*
Wilshire 2015 ETF Fund	0*
Wilshire 2025 ETF Fund	0*
Wilshire 2035 ETF Fund	0*

*	SEI waived $53,601 and $20,700 of administration fees for the Target Maturity Funds and the rest of the Funds, respectively, for the fiscal year ended December 31, 2008.

Name of Fund	2009
Equity Fund	$163,012
Balanced Fund	105,494
Income Fund	68,532
Small Cap Growth Fund	21,425
International Equity Fund	22,721
Socially Responsible Fund	30,912
Wilshire 2015 ETF Fund	6,583
Wilshire 2025 ETF Fund	5,004
Wilshire 2035 ETF Fund	4,498

Name of Fund	2010
Equity Fund	$140,071
Balanced Fund	115,938
Income Fund	72,676
Small Cap Growth Fund	24,860
International Equity Fund	25,617
Socially Responsible Fund	35,178
Wilshire 2015 ETF Fund	9,226
Wilshire 2025 ETF Fund	7,980
Wilshire 2035 ETF Fund	7,930

Custodial Agreement. Northern Trust Company ("Northern Trust"), 50 South LaSalle Street, Chicago, Illinois 90401-1085, serves as custodian of the assets of each Fund, including foreign securities through a sub-custodian relationship. Under the Custody Agreement, Northern Trust maintains each Fund’s portfolio securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent. DST Systems, Inc., 333 W. 11th Street, Kansas City, MO 64105, serves as the Trust’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, currently serves as the Trust’s Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm performs an annual audit of the financial statements of each Fund and provides services related to SEC filings throughout the year.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust and the independent trustees of the Trust.

VOTING RIGHTS

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. A Participating Insurance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting). As a result, a small number of Contract Owners may determine the outcome of a proposal.

Each Fund is authorized by the Declaration of Trust to issue an unlimited number of shares. Shares of each Fund are of the same class with equal rights and privileges with respect to liquidation of a Fund. Each share is entitled to vote on all matters submitted to a vote of shareholders. The shares of each Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund have no pre-exemptive rights. The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

Each person with voting rights will be provided with reports and proxy materials relating to the applicable Fund(s). To be entitled to vote, a shareholder (either a public shareholder of the Equity Fund or an insurance company separate account) must have been a shareholder on the record date. The number of Fund shares for which a shareholder may vote is determined by dividing the value of an interest in a Fund by the net asset value of one share of the Fund, as of the same date.

On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote. All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series. All shares of all series of the Trust are voted together in the election of Board members. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Each Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of each Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (“NASDAQ”) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Trust’s Valuation Committee. Investments in the Income Fund and Large Cap Core Plus Fund by the Balanced Fund are valued at their net asset value as reported by the Income Fund, International Equity Fund and Large Cap Core Plus Fund. The Target Maturity Funds’ initial investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

Debt securities having a remaining maturity of 60 days or less, maturing at par, are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

Short-Term And Excessive Trading. The Trust and the Funds are designed for long-term investors. The Funds do not accommodate short-term or excessive trading and ask the insurance companies that offer the Funds for cooperation in discouraging such trading activity through their variable annuity contracts. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to investment performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to deter short-term and excessive trading. Shares of the Funds are only held as the underlying investment for variable annuity contracts issued by insurance companies, and, as a result, the participating insurance companies, rather than the underlying contract owners, are the shareholders of the Funds. The Trust is limited in its ability to enforce the Trust’s market timing trading policy because each insurance company has the relationship with, and is responsible for maintaining the account records of, the individual variable annuity contract owners. In addition, there may be legal and technical limitations on the ability of an insurance company to impose trading restrictions and to apply the Trust’s market timing trading policy to their variable annuity contract owners. As a result, there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity.

Under agreements that the Trust or its distributor have entered into with participating insurance companies, the Trust may request transaction information from participating insurance companies at any time in order to determine whether there has been short-term trading by the participating insurance companies’ customers. The Trust will request that the participating insurance company provide individual contract owner level detail to the Trust as its request. If short-term trading is detected at the contract owner level, the Trust will request that the participating insurance company (a) continue to monitor the contract owner, (b) issue the contract owner a warning, or (c) ban the contract owner from making further allocations to that Fund. The Trust reserves the right to reject or cancel all future purchase and exchange transactions if the Trust believes there appears to be a pattern of short-term or excessive trading activity. A participating insurance company may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Trust’s policies and procedures.

The Trust has entered into shareholder information agreements with participating insurance companies. Under such shareholder information agreements, the Trust may instruct a participating insurance company to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the Trust as having engaged in transactions of fund shares that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Trust.

The Funds which invest in ETFs which in turn invest in small cap or foreign securities, as well as such ETFs, may be more prone to market timing and time zone arbitrage.

FEDERAL INCOME TAX MATTERS

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Each Fund qualifies and intends to continue to qualify as a regulated investment company under the Code. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships; (b) distribute at least 90% of its investment company taxable income (which includes net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of two or more issuers other than the securities of other regulated investment companies controlled by the Fund and engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships.

The Funds are investment vehicles for the variable contracts of life insurance companies. The separate accounts which maintain the variable contracts must satisfy quarterly diversification requirements under Section 817(h) of the Code. These diversification requirements, which apply in addition to the diversification requirements imposed on the Funds by the 1940 Act and the Code in order to qualify as a regulated investment company, place limitations on the investments of each Fund that can be made in the securities of certain issuers. If Fund investments are not adequately diversified under Section 817(h), the earnings of all variable contracts invested, in whole or in part, in the Fund will be currently taxable to the variable contract owners.

As a regulated investment company, a Fund is not subject to federal income tax on its net investment income (including short-term capital gains) if it distributes all net investment income to its shareholders. A Fund will not be subject to federal income tax on any net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed as capital gain dividends. However, a Fund would be subject to corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis may be subject to a nondeductible 4% federal excise tax. To prevent imposition of this excise tax, each Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. However, the excise tax does not apply to a regulated investment whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. Each Fund intends to qualify for this exception each year or intends to make sufficient distributions on a timely basis to avoid the imposition of the excise tax.

A distribution will be treated as having been paid on December 31 if it is declared by a Fund in October, November or December and is paid in January of the following year. Accordingly, such distributions will be taxable to shareholders subject to federal income tax on a current basis in the calendar year in which the distributions are declared.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate holders, and individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income,” provided certain holding period and other requirements are satisfied. If a Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

If a Fund invests in another investment company that qualifies as a regulated investment company, including certain ETFs, and the other investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests..

A Fund’s transactions, if any, in options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked to market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with a Fund's treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Fund's income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Foreign exchange gains and losses realized by the International Equity Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. The International Equity Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income. If the International Equity Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then include in its gross income, and treat as paid by it, its proportionate share of the foreign taxes paid by the Fund.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the International Equity Fund, the Board of Trustees will promptly review the policies of the International Equity Fund to determine whether significant changes in its investments are appropriate.

Investor Taxation. Under current law, owners of variable annuity contracts who are indirectly invested in a Fund generally are not expected to be subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable annuity contracts, see the variable annuity contract prospectus issued by the applicable insurance company separate account.

Dividends and distributions received by public shareholders of the Equity Fund will be taxable for federal income tax purposes whether received in cash or reinvested in additional shares. Public shareholders of the Equity Fund who sell or exchange their shares in such Fund will generally have a taxable transaction for federal income tax purposes. Holders who sell such shares or redeem such shares (including a redemption resulting from liquidation of the Fund) will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. In general, any gain or loss realized upon a taxable disposition of share will be treated as long-term capital gain or loss if the shares have been held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

Investors may be subject to a 28% “backup withholding” on distributions and proceeds payable to investors who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Internal Revenue Service instructs a Fund to do so.

The foregoing discussion relates solely to U.S. federal income tax laws as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of Fund shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

Capital Loss Carry Forwards. At December 31, 2010, the following Funds have available for federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$59,276,350	$76,212,202	$0
Balanced Fund	17,916,660	12,404,279	0
Small Cap Growth Fund	12,003,667	3,386,074	0
International Equity Fund	4,489,974	4,827,194	387,496
Socially Responsible Fund	3,016,991	19,588,055	0
2015 ETF Fund	0	2,937,026	0
2025 ETF Fund	0	2,238,508	0
2035 ETF Fund	0	2,181,028	0

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

The above discussion is only an abbreviated summary of the applicable provisions of the Code and is not intended as tax advice.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth as of March 31, 2011, the capital stock holdings of each Fund known by the Fund to own, control, or hold with power to vote 5% or more of its outstanding securities. A shareholder who owns, directly or indirectly, 25% or more of a  Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
EQUITY FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	88.09%

BALANCED FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
INCOME FUND:
VIT Balanced Fund c/o SEI 1 Freedom Valley Dr. Oaks PA 19456	Beneficial & Record	72.84%
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	27.16%
SMALL CAP GROWTH FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
INTERNATIONAL EQUITY FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
SOCIALLY RESPONSIBLE FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial	100%
WILSHIRE 2015 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	96.78%
WILSHIRE 2025 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	98.49%
WILSHIRE 2035 ETF FUND:
Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield IL 62715-0002	Beneficial & Record	98.38%

Horace Mann Life Insurance Company is organized under the laws of the State of Illinois and is a wholly-owned subsidiary of Allegiance Life Insurance Company, an Illinois-domiciled life insurance company. One hundred percent of the stock of Allegiance Life Insurance Company is held by Horace Mann Educators Corporation, an insurance holding company incorporated in Delaware.

GENERAL INFORMATION

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

FINANCIAL STATEMENTS

The financial statements for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from their annual report dated December 31, 2010. The financial statements for the Target Maturity Funds and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Target Maturity Funds’ annual report dated December 31, 2010.

A copy of the annual report or semi-annual report must be accompanied by or preceded by its applicable prospectus. Additional copies of the annual reports, including the Report of Independent Registered Public Accounting Firm, or the semi-annual report may be obtained, upon request and without charge, by contacting the offices of the Funds at 430 W. 7th Street, Kansas City, MO 64105, or by telephoning 1-888-200-6796.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Commercial Paper Ratings. Moody’s Investors Service, Inc., employs the designations “Prime-1”, “Prime-2” and “Prime-3” to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Corporation’s ratings of commercial paper are graded into four categories ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 — Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

Corporate Debt Securities. Moody’s Investors Service, Inc., rates the long-term debt securities issued by various entities from “Aaa” to “D.”

Aaa — Best quality. These securities carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, these changes are most unlikely to impair the fundamentally strong position of such issues.

Aa — High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat greater.

A — Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Medium grade obligations. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard & Poor’s Corporation also rates the long-term securities debt of various entities in categories ranging from “AAA” to “D” according to quality.

A-1

AAA — Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and provide the maximum safety on all counts.

Aa — High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A — Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher-rated categories.

A-2

APPENDIX B
Wilshire Associates

PROXY VOTING POLICY
(as of April 2010)

Wilshire Associates acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of its clients. To fulfill this responsibility, Wilshire Associates has adopted and implemented the following policies and procedures.

Proxy Voting Guidelines

Wilshire Associates acknowledges it has a duty of care to its clients that requires monitoring and voting client proxies. To assist in this effort, Wilshire Associates has retained a third party proxy agent to research and vote proxies. The proxy agent will provide proxy-voting analysis and vote proxies in accordance with predetermined guidelines. Wilshire Associates believes that relying on an independent proxy agent is in the best interest of its clients and protects Wilshire Associates’ proxy voting decisions from potential conflicts of interest.

There may be occasions when Wilshire Associates determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire Associates not to vote proxies or direct Wilshire Associates to vote proxies in a certain manner. Wilshire Associates will maintain written instructions from clients with respect to directing proxy votes.

Wilshire Associates also reserves the right to override the proxy agent’s vote recommendations under certain circumstances. Wilshire Associates will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by the Chief Compliance Officer.

Conflicts of Interest
If Wilshire Associates determines that a material conflict exists, it will defer to the proxy agent to vote in accordance with the predetermined voting policy, which is designed to be independent, objective and in the best interest of the investors.

MSI
Proxy Voting Policy and Procedures

I.	Introduction

Madison Square Investors LLC (“MSI”) has adopted these “Proxy Voting Policy and Procedures” (“Policy”) to ensure compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations.  The Policy is designed to provide guidance to portfolio managers and others in discharging MSI’s proxy voting duty, and to ensure that proxies are voted in the best interests of MSI’s clients.

II.	Statement of Policy

It is MSI’s policy, where proxy voting authority has been delegated to MSI by its clients,that all proxies are voted in the best interest of the client without regard to the interests of MSI or other related parties.  For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  It is further the policy of MSI that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.	Procedures

A.	Account Set-up and Review

Initially, MSI must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to MSI.  The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client’s investment advisory contract with MSI.  The client may choose to have MSI vote proxies in accordance with MSI’s standard guidelines (Appendix A), or MSI, in its discretion, may permit a client to adopt modified guidelines for its account.  Alternatively, MSI may decline to accept authority to vote such client’s proxies.  Designated Operations personnel within each portfolio management area are responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.	Proxy Voting

1.	Guidelines for Recurring Issues

MSI has adopted proxy voting guidelines as reflected in Appendix A (“Guidelines”) with respect to certain recurring issues.  These Guidelines are reviewed on an annual basis by the portfolio managers and the Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate.  These Guidelines are meant to convey MSI’s general approach to voting decisions on certain issues.

2.	Use of Third Party Proxy Service

MSI utilizes Institutional Shareholder Services Inc. (“ISS”), formerly Risk Metrics Group, a third-party proxy research and voting service to assist it in researching and voting proxies.  ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns.  MSI utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS.  For clients using proxy voting guidelines different from the MSI’s Guidelines, MSI will instruct ISS to make its voting recommendations in accordance with such modified guidelines.

3.	Review of Recommendations

MSI’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”) unless a Material Conflict (as defined below) exists or may exist.  Consequently, the portfolio manager or other appointed staff is responsible for understanding and reviewing how proxies are voted for their clients, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s).  The portfolio manager may override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). MSI will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below.  MSI may have different policies and procedures for different clients which may result in different votes.  Also, MSI may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
•	If the cost of voting the proxy outweighs the possible benefit; or
•	If a jurisdiction imposes share blocking restrictions which prevent MSI from exercising its voting authority.

4.	Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between MSI and the client on whose behalf the proxy is to be voted (“Material Conflict”).  Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote.  Material Conflicts may exist in situations where MSI is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MSI or an affiliated person of MSI also:

•	Manages the issuer’s or proponent’s pension plan;
•	Administers the issuer’s or proponent’s employee benefit plan;
•	Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or
•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of MSI or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;
•	A director of the issuer or proponent;
•	A person who is a candidate to be a director of the issuer;
•	A participant in the proxy contest; or
•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of MSI will only be considered to the extent that the applicable portfolio management area of MSI has actual knowledge of such business relationships.  Whether a relationship creates a Material Conflict will depend on the facts and circumstances.  Even if these parties do not attempt to influence MSI with respect to voting, the value of the relationship to MSI can create a Material Conflict.

Material Conflicts may exist when MSI manages a separate account, a fund or other collective investment vehicle that invests in affiliated funds.  When MSI receives proxies in its capacity as a shareholder of an underlying fund, MSI will vote in accordance with the recommendation of an independent service provider applying MSI’s pre-determined guidelines.  If there is no relevant pre-determined guideline, MSI will vote in accordance with the recommendation of the independent service provider.  If the independent service provider does not provide a recommendation, MSI then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in those underlying funds.

If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.  The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination (by majority vote) as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.  In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by MSI.
•	The nature of the relationship of the issuer with MSI, its affiliates or its executive officers.
•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
•	Whether the direction (for or against) of the proposed vote would appear to benefit MSI or a related party.
•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

MSI may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event ISS itself has a conflict and thus, is unable to provide a recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form.  Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients.  If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.	Lending

MSI will monitor upcoming shareholder meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.	Use of Subadvisers

To the extent that MSI may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, MSI may delegate responsibility for voting proxies to the subadvisers.  However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of MSI’s clients and appear to comply with governing regulations.

C.	Proxy Voting Committee

The Proxy Voting Committee will consist of representatives from various functional areas within MSI.  It will meet annually and as needed to address potential Material Conflicts as further described above. 1

IV.	Compliance Monitoring

A.	Monitoring of Overrides

Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

B.	Supervisory Review

The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy.  Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form.  Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

C.	Oversight of Sub-advisers

Compliance will annually review the proxy voting policies and procedures of MSI’s sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations.  The Proxy Voting Committee will further review the voting records MSI sub-advisers.

D.	Annual Compliance Reporting

Annually, Compliance will provide the Proxy Voting Committee with sufficient information to satisfy the following responsibilities:

•	Review Risk Metrics Guidelines for voting on recurring matters and make revisions as it deems appropriate.
•	Recommend and adopt changes to this Policy and the Risk Metrics Guidelines as needed.
•	Review all portfolio manager overrides.
•	Review the performance of ISS and determine whether the Adviser should continue to retain ISS’ services.
•	Review a summary of the Adviser’s voting record which includes information regarding votes against management.
•	Review a summary of each non-mutual fund client’s voting record which includes information regarding votes against management.

Annually, the Chief Compliance Officer of The MainStay Group of Funds (the Fund’s) will provide the Fund’s Board of Directors/Trustees with a report of relevant proxy voting matters related to MSI, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the Funds (e.g., votes against management), and any votes presenting Material Conflicts.

1 The Proxy Voting Committee will  consist of the members of the MSI Compliance Committee.  The participation of a majority of the members of the Proxy Voting Committee in any meeting will constitute a quorum.

To assist the Fund’s Chief Compliance Office with satisfying this responsibility, each quarter, MSI’s Chief Compliance Officer will report to the Fund’s Chief Compliance Officer all proxy votes involving the Fund’s in which MSI has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

V.	Client Reporting

A.	Disclosure to Advisory Clients

MSI will provide a copy of this Policy and the Guidelines upon request from a client.  In addition, MSI will provide any client who makes a written or verbal request with a copy of a report disclosing how MSI voted securities held in that client’s portfolio.  Reports will be available for each twelve month period from July 1 to June 30 of the following year. The report will be produced using ISS Proxy Master software and will generally contain the following information:

•	The name of the issuer of the security:
•	The security’s exchange ticker symbol;
•	The security’s CUSIP number;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer of by a security holder;
•	Whether MSI cast its vote on the matter;
•	How MSI voted; and
•	Whether MSI voted for or against management.

B.	Investment Company Disclosures

For each investment company that MSI manages, it will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX no later than August 31 of each year.  MSI will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website.

MSI will provide proper disclosure for each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.  MSI will further ensure that the annual and semiannual report for each fund states that a description of the fund’s proxy voting policies and procedures is available:  (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

VI.	Recordkeeping

Either MSI or ISS as indicated below will maintain the following records:

•	A copy of the Policy and Guidelines (MSI);

•	A copy of each proxy statement received by MSI regarding client securities (ISS);

•	A record of each vote cast by MSI on behalf of a client (ISS);

•
A copy of all documents created by MSI that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and MSI);

•
A copy of each written request by a client for information on how MSI voted proxies on behalf of the client, as well as a copy of any written response by MSI to any request by a client for information on how MSI voted proxies on behalf of the client.  Records of oral requests for information or oral responses will not be kept. (MSI); and

•	Minutes of Proxy Voting Committee meetings with supporting documents. (MSI )

Such records must be maintained for at least six years.

Attachments:

Proxy Vote Override Form

Revised December 2010

MSI
Proxy Vote Override Form

Portfolio Manager Requesting Override: _________________________

Security Issuer:  ________________           Ticker symbol:  _______________

Cusip #:  _____________           # of Shares held: ____________

Percentage of outstanding shares held:  ____________

Type of accounts holding security:	Mutual Funds (name each fund): _____
Separate Accounts (specify number): _____
NYLIC/NYLIAC General Account: _____
Other (describe): _________

Applicable Guidelines (check one):	☐ MSI Standard
☐ Other (specify): __________________

Shareholder Meeting Date:  __________________

Response Deadline:  ____________________

Brief Description of the Matter to be Voted On:

Proposal Type (check one):        ☐ Management Proposal
☐ Shareholder Proposal (identify proponent: ____________________________________)

Recommended vote by issuer’s management (check one):    ☐ For   ☐ Against

Recommended vote by ISS (check one):  ☐ For   ☐ Against    ☐ Abstain
                                                             ☐ No Recommendation
Portfolio manager recommended vote (check one):  ☐ For    ☐ Against    ☐ Abstain

Describe in detail why you believe this override is in the client’s best interest (attach supporting documentation):

Are you aware of any relationship between the issuer, or its officers or directors, and MSI or any of its affiliates?

☐ No           ☐ Yes (describe below)

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MSI or any of its affiliates?

☐ No           ☐ Yes (describe below)

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and MSI or any of its affiliates?

☐ No           ☐ Yes (describe below)

Are you aware of any relationship between the proponents of the proxy proposal (if not the issuer) and any executive officers of MSI or any of its affiliates?

☐ No           ☐ Yes (describe below)

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

☐ No           ☐ Yes

If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?
☐ No           ☐ Yes (describe below)

Certification:

The undersigned hereby certifies to the best of his or her knowledge that the above statements are complete and accurate, and that such override is in the client’s best interests without regard to the interests of MSI or any related parties.

           ____________________________  Date:  ___________________________
Name:
Title:

Supervisor Concurrence with Override Request:

           ____________________________  Date:  ___________________________
Name:
Title:

Compliance Action:

☐ Override approved
☐ Referred to Proxy Voting Committee

           ____________________________  Date:  ___________________________
Name:
Title:

Victory

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

▪	the direction and guidance, if any, provided by the document establishing the account relationship

▪
principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

▪	reasonable efforts will be made to monitor and keep abreast of corporate actions

▪	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

▪	a written record of such voting will be kept by Victory or its designated affiliate

▪
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory's law group and a member of senior management.

▪
the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com , or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

▪
Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

▪
Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxy’s are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Governance

Confidential Voting	Generally Approved
Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved
As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed
Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed
Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed
Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case
Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors Without Shareholder Approval	Generally Opposed
Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters	Review Case-by-Case
In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed
Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved
Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved
Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting	Generally Opposed
In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent	Generally Opposed
Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved
Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved
A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case
Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings	Generally Approved
Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors	Generally Approved
Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies, Continuation Of Company Management, Administration or Investment Advisor	Generally Approved
Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund	Review Case-by-Case
Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions	Review Case-by-Case
Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business As May Properly Come Before The Meeting	Generally Opposed
Victory generally opposes proposals requesting voting approval in the form of other business.

Required Majority Of Independent Directors	Generally Approved
Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved
Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case
Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case
The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Board of Directors

Election of Management’s Nominees for Directors	Generally Approved
Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case
Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved
In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved
In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case
Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved
Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case
A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved
Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed
Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved
Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case
Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash	Generally Approved
Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

Stock Retention	Generally Opposed
Victory generally opposes proposals requiring the Named Executive Officer’s (“NEO’s) to retain shares acquired through the Company’s compensation plans, including tax- deferred retirement plans, from the time of termination of their employment, through retirement or otherwise.

Takeover Defense and Related Actions

Mergers Or Other Combinations	Review Case-by-Case
Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case
Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed
In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares	Generally Approved
It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case
Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case
Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws	Review Case-by-Case
Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved
In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans	Generally Approved
Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash- short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case
Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed
Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case
Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case
When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case
Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case
Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors	Generally Opposed
In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Advisory Vote on Executive Compensation	Generally Approved
Victory supports shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers. Victory believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company.

Advisory Vote on Pay Programs	Review Case-by-Case
Victory will evaluate management proposals seeking ratification of a company’s compensation program. The following factors may be considered; excessive practices with respect to perks, severance packages, supplemental executive pension plans, balance of fixed versus performance-driven pay, and the alignment of company performance and executive pay trends over time.

Capital Structure, Class of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case
Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case
In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case
Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case
Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved
Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority to Issue Additional Debt	Review Case-by-Case
The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved
Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders

Social Issues

Social Issues In General	Review Case-by-Case
When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case
Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case
Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case
Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

International Corporate Governance

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving Financial Reports	Generally Approved
Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

International Corporate Governance (Cont.)

Payment of Final Dividends/Return of Capital	Generally Approved
Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved
Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case
Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

▪	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

▪	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

▪	Document the nature of the conflict and the rationale for the recommended vote

▪	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

▪	If a member of the Proxy Committee has a conflict (e.g. –family member on board of company) –he/she will not vote (or recluse themselves from voting).

▪
Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

▪	copies of all policies and procedures required by Rule 206(4)-6

▪	a written record of votes cast on behalf of clients

▪	any documents prepared by Victory or the Proxy Committee germane to the voting decision

▪	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

▪	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company's charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company's charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors' liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company's stock without permission of the target company's board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company's board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders' meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company's board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall – Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware's flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company's capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Street Name / Nominee Name - Holding a customer's stock 'in street name' is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting - Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders' meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company's charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Bonus Shares - Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option - The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a 'positive' spread, or difference between its exercise price and its market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company's outstanding shares by a third party.

Cliff Vesting - A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company's employ prior to the vesting date, no partial vesting will occur.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan's assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP's (in which employees match the contribution that the company makes). ESOP's offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan - A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company's common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan - A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants - Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO's) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO's unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option - An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR's) - These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO's or NSO's. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO's) - Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR's, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option - An option with an exercise price above the current market price.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Performance Units - Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock - An award 'unit' corresponding in number and value to a specified number of shares of the company's stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Put Option - The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding - A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options - Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders' equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders' equity to the executive. The time value of money is also a significant cost impacting shareholders' equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right - The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company's stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders' proportional ownership in the company is diluted.

ClearBridge

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. The SAI team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or community) for SAI clients. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

TWIN Capital Management, Inc. Proxy Voting Policy

TWIN Capital Management, Inc. (“TWIN”) has the responsibility for voting proxies for portfolio securities of certain clients.  Each client’s advisory agreement or ancillary documents will clearly identify whether or not this responsibility rests with TWIN.  When voting, we endeavor to do so consistent with the best economic interests of the clients, unless we receive specific guidelines from a client (e.g. AFL-CIO guidelines for taft-hartley accounts). Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

Procedure

TWIN has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

TWIN has retained an independent third-party proxy service (currently Glass, Lewis & Co., LLC (“GLC”)) to provide proxy-related services, including research, analysis and voting recommendations as well as reporting, auditing and assistance for the handling of proxy voting responsibilities. Therefore, for a detailed analysis of proxy issues TWIN will rely primarily on the independent proxy service, and we will generally vote proxies in accordance with the recommendations we receive from the independent proxy service. The independent proxy service has developed a comprehensive written set of guidelines which it follows in formulating its voting recommendation.  These guidelines, which are designed to be consistent with the best economic interests of shareholders, cover the following voting issues:

I. A Board of Directors That Serves the Interests of Shareholders
-Election of Directors
Independence
Performance
Experience
Other Considerations

Controlled Companies
Exceptions for Recent IPOs
Mutual Fund Boards
-Declassified Boards
-Mandatory Director Retirement Provisions
Director Term and Age Limits
-Requiring Two or More Nominees per Board Seat
-Shareholder Access
-Majority Vote for the Election of Directors

II. Transparency and Integrity of Financial Reporting
-Auditor Ratification
-Pension Accounting Issues

III .The Line Between Compensation and Performance
-Advisory Vote on Executive Compensation
-Equity-Based Compensation Plan Proposals

IV. Governance Structure and the Shareholder Franchise
-Anti-Takeover Measures
-Reincorporation
-Authorized Shares
-Advance Notice Requirements
-Voting Structure
-Transaction of Other Business at Meetings of Shareholders
-Anti-Greenmail Proposals
-Mutual Funds: Investment Policies and Agreements

V. Compensation, Environment, Social and Governance Shareholder Initiatives
-Compensation
-Governance
-Environment
-Social Issues

All employees are required to forward any proxy materials received on behalf of clients to the Proxy Officer;

The Proxy Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement, including:

a.) These policies and procedures and any amendments;

b.) Each proxy statement that TWIN receives;

c.) A record of each vote that TWIN casts;

d.) Any document TWIN created that was material to making a decision how to vote proxies, or that memorializes that decision;

e.) A copy of each written request from a client for information on how TWIN voted such client's proxies, and a copy of any written response.

The Proxy Officer may satisfy some of the requirements listed in a. through d. above, based on GLC’s undertaking to provide a copy promptly upon request to the Proxy Officer.

Conflicts of Interest

TWIN recognizes that under certain circumstances the potential exists for a “conflict of interest” in voting proxies on behalf of its clients.  A conflict of interest may include, for example, circumstances when TWIN (including its officers, directors, or any supervised persons) knowingly does significant business with, receives compensation from, or sits on the board of, a particular issuer, and therefore may appear to have a conflict of interest between its own interests and the interests of TWIN’s clients in how proxies of that issuer are voted.  TWIN has therefore adopted specific procedures to identify and respond to any potential conflicts of interest in proxy voting, which include the following:

I. Procedures to identify conflicts

a) By Nature of Compensation: TWIN has formed a Proxy Committee (comprised of the Proxy Officer, the Chief Compliance Officer, and a Portfolio Manager) which reviews TWIN’s client list and determines if it contains any institution which issues equity securities traded on a major US exchange.

b) By Nature of Other Significant Business Relationship: The Proxy Committee reviews TWIN’s significant business relationships and determines if they involve any institution which issues equity securities traded on a major US exchange.  Relationships involving the purchase or sale of goods or services offered to the general public, in amounts of reasonable value as determined by the Committee, will not be added to the list of issuers described below unless additional conflicting factors exist.

c) By Nature of Personal Conflicts:  Under TWIN’s Code of Ethics, all officers, directors, and supervised persons certify quarterly to the Chief Compliance Officer that any and all business, financial, or personal relationships that could reasonably be interpreted to result in any potential conflicts of interest (including but not limited to serving on the Board of Directors of any publicly traded company) have been reported to the Chief Compliance Officer. The Proxy Committee reviews any items reported under this procedure and determines if there is a corresponding institution which issues equity securities traded on a major US exchange.

II. Procedure When a Potential Conflict is Identified

a) A list containing all issuers identified in I. above is submitted to GLC and put on “alert” status.

b) In the event that proxy ballots are received for that issuer, TWIN is to be notified in advance of the meeting.

c) TWIN’s Proxy Committee will review the proxy issues in question and determine the best course of action for the particular ballot, including whether to vote or abstain from voting.  It is expected that in most instances, TWIN will vote according to the GLC recommendation. The Proxy Committee will seek the opinion of an independent third party (such as external legal counsel or a compliance consultant) when it is deemed appropriate by the Committee.

III. Glass Lewis Company (GLC) Statement on Conflicts of Interest

GLC avoids any consulting services with companies in order to minimize the opportunity for direct conflicts with issuers.  GLC has detailed documentation for Conflict Avoidance Procedures as well as a Conflict of Interest Statement.  These policies and procedures have been submitted to and reviewed by TWIN, and appear fair and reasonable for the circumstances.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Officer.

In response to any request the Proxy Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how TWIN voted the client's proxy with respect to each proposal about which client inquired.

Clients of TWIN may obtain a more detailed description of our proxy voting guidelines or information regarding how their proxies were voted by calling, writing, or e-mailing our corporate office located at 3244 Washington Rd., Suite 202, McMurray, Pennsylvania 15317, Attention: Proxy Officer.

Disclosure

TWIN will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how TWIN voted a client's proxies, and that clients may request a copy of these policies and procedures.

Copper Rock Capital Partners, LLC

PROXY VOTING POLICY
(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained RiskMetrics (formerly Institutional Shareholder Services) to research and vote proxies. RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on RiskMetrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner. Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override RiskMetrics vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by RiskMetrics. The policies have been developed based on RiskMetrics’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Copper Rock may change its policies from time to time without providing notice of changes to clients.

RiskMetrics proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)

•	Approval of Independent Auditors

•	Executive Compensation Plans

•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings

•	Amendments to the Articles of Association

•	Non-Executive Director Compensation Proposals (cash and share based components)

•	Increasing Borrowing Powers

•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator. The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by RiskMetrics’ research group. Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics’ Global Proxy Distribution Service while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis. Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how RiskMetrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140. The report will be provided free of charge.

PanAgora Asset Management, Inc.

PROXY VOTING POLICY

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

4)	generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

5)	documents the reason(s) for voting for all non-routine items; and

6)	keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Co-Chairman will examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

1)	PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

3)	a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.

Thomas White International Ltd.

PART ONE: PROXY VOTING PROCEDURES

I.	Introduction

We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.	Statement of Policies and Procedures

Our actions reflect the investment policy goals of our clients. All proxies are voted in accordance with our responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. As such, our proxy voting policy is to elect capable directors and vote against various techniques that inhibit the highest market valuation for company shares. Of course, each vote is analyzed on an individual basis in accordance with our stated policy of maximizing shareholder value. Any material conflicts of interest that arise are resolved in the best interests of our clients.

Securities that are part of a securities lending program and on loan may not be voted on TWI.

TWI may, if directed by a client based on the contractual relationship, vote as instructed by the client for certain issues or securities.

TWI will provide a copy of its policies and procedures to clients upon request. These policies and procedures may be updated from time to time. Clients may also request a listing of how its proxies were voted by TWI. This request should be in writing and this information will be provided within a month of the request.

III.	Responsibility and Oversight

The President of the TWI will appoint a Compliance Officer who shall administer and oversee the proxy voting process. The Compliance Officer shall:

1.           Develop, authorize, implement and update the adviser’s policies and procedures;

2.           Oversee the proxy voting process;

3.           Determine the votes for issues that do not fall into one of the categories defined in Part Two, applying the general principles of the Statement;

4.           Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

5.           Consult with portfolio managers/analysts of the accounts holding the relevant security;

6.           Engage and oversee any third-party vender to review, monitor, and/or vote proxies.

IV.	Procedures

This section provides suggestions for describing the adviser’s actual proxy voting process in the firm’s policies and procedures.

A.          Client Direction. TWI, when the advisory contract calls for it, will vote as instructed by the client.

B.          Process of Voting Proxies. The procedures may specify reasonable steps to assure that the adviser receives and vote proxies in a timely manner. For example,

1.           Obtain Proxy. Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the proxy administrator, a specified member of the proxy committee, or a voting delegate.

(a)          Securities Lending. TWI may recall securities that are part of a securities lending program for materially important votes.

2.           Match. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3.           Categorize. Review and categorize proxies according to issues and the proposing parties.

4.           Conflicts of Interest. Each proxy is reviewed by the proxy administrator to assess the extent to which there may be a material conflict between the adviser’s interests and those of the client. In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting

5.           Vote. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

6.           Review. A review should be made to ensure that materials are received in a timely manner.

(a)          The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

C.           Recordkeeping. This section sets forth procedures for documenting proxy votes.

1.           Section 204. TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act in an easily accessible place for a period of five years, the first two in an appropriate office of the adviser. Such records will include:

(a)          As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (this may be satisfied by relying on EDGAR or a third party if the party undertakes to provide a copy promptly upon request); (3) a record of each vote cast (third party records similarly permitted); (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

PART TWO: CATEGORIES OF ISSUES

I.	Management Proposals

A.          Routine Matters/Corporate Administrative Items. The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. Some criteria that would cause us to cast our accounts’ votes against the nominees might include the payment of greenmail, adoption of harmful anti-takeover measures, and institution of excessive golden parachute severance agreements. Additionally we would vote for a dissident slate of nominees if we favored a potential acquirer in a takeover battle. We typically support managements’ choice of auditors.

B.          Cumulative Voting. TWI will reject any proposal to dismantle cumulative voting provisions. Please see the cumulative voting section in the stockholder proposal section for an explanation.

C.          Stock authorizations: Common & blank check preferred.

1.           Common Stock. In the past, the authorization would have been considered a matter of routine company policy. However, given the current environment of takeover and anti-takeover defenses, we must subject these proposals to greater scrutiny. Stockpiles of unissued common stock can be used to discourage potential acquirers by serving as a reservoir for a poison pill plan. They can also be used in a targeted share placement in which a large block of stock is placed in friendly hands to assist in fending off an acquirer during a proxy contest.

On the other hand, the stock may be intended to finance the future legitimate operation of the firm. It may be impossible for the outside shareholder to distinguish between the two objectives (anti-takeover defenses vs. financing future operations). However, one can infer about the objective from certain indicators, e.g. presence of a poison pill, threat of takeover bid, and number of existing authorized, but unissued, shares.

2.           Blank check preferred stock. Blank check preferred stock are shares of preferred stock authorized by the shareholders, but not issued. When issued, management has the power to determine the voting and conversion rights. In the event of a hostile takeover attempt, management can place high voting values on these shares and place them in the hands of friendly voters.

On July 7, 1988 the Security and Exchange Commission adopted Rule 19c-4, the so-called “one share, one vote” which was intended to put a stop to the practice of issuing stock with unequal voting rights. However, the exchanges have been left with the task of interpreting this somewhat ambiguous rule. If interpreted strictly, this rule would greatly reduce the effect of blank check preferred stock as an anti-takeover device. Firms continue to put forward proposals for blank check preferred stock.

Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against this proposal. This is based on the opinion that such an issue is primarily an anti-takeover defense and, as such, discourages the full market valuation of the firm’s shares.

D.          Changes in voting rights. TWI recognizes the voting rights of its common stock holdings to be valuable assets. We will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of our clients’ shares.

E.           Stock option plans and employee compensation.

1.           Stock option Plan. Many of the firms with extraordinary proxy proposals include proposals dealing with executive compensation, usually stock/option plans. Stock options are a right to purchase shares of their own firm’s stock at a specified price within a certain time period. Supposedly these plans give an extra incentive for managers to perform in the best interests of the firm. By linking management’s compensation with the share value, the goals of the outside shareholders and management would seem to be more closely linked.

This incentive-based explanation of alternative compensation plans has been brought into question by, among others, Michael Jensen and Kevin Murphy, who found that the relationship between pay and performance seems too minimal to motivate managers to perform optimally.

Some stock/option plans or amendments to existing plans would not be supported by TWI. These would include those plans that keep a substantial block of voting stock in friendly hands. This block could be decisive in a proxy contest, in the same way as that of an E.S.O.P. (see below). Furthermore, in the face of a market downturn some proposals call for repricing so-called “underwater” options; that is, those options that expire worthless due to poor price performance. Proposals of this nature undermine the purpose of the plans. With the incentive feature diluted, the stock/options plans become merely more confusing and an inefficient form of salary.

A final concern is the effect these long-term incentive plans have on the executives’ wealth diversification. By tying up a large part of an executive’s salary in these plans, rather than paying out an immediate salary, the executive incurs great financial risk by lack of diversification. One is lead to believe that these incentive plans will lead to higher equilibrium levels of executive compensation in order to compensate them for this low diversification wealth risk. On the other hand, the executives may be able to avoid this risk from induced low-diversification by the appropriate trades in the open market (e.g. short selling, puts etc.). If this is the case, the argument in favor of long-term incentive plans in undermined and one would believe that a simple flat salary arrangement would be more efficient.

It is our approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. We must vote in opposition to any proposal that is so deemed.

A class of long-term executive incentive-linked compensation plans that would be more acceptable to TWI would include “Phantom Stock” compensation. Under these plans employees receive deferred compensation based in the form of an index that would correspond to a number of actual shares. When the option matures the employee converts the index into the value of the corresponding number of shares. No actual shares are issued, bought or sold and no voting rights are transferred. However, as the employees’ compensation is linked directly to company performance, incentives are similar to those found in actual stock/option plans.

2.           E.S.O.P.s. Many U.S. firms have recently created employee stock ownership plans (E.S.O.P.s.) in order to cut tax bills and to provide a new employee incentive. These plans and more conventional executive stock/option plans often have the effect of thwarting hostile takeover attempts. E.S.O.P.s discourage takeovers by placing a sizable block of the firm’s outstanding shares with a friendly trustee. However, the Department of Labor may have damaged the E.S.O.P. defense strategy by instructing E.S.O.P. trustees to exercise their own judgment on whether to tender the shares.

It is the opinion of TWI that the intended use of an E.S.O.P. is not always to provide a means to motivate employee performance, but sometimes is meant to serve as a weapon in the firm’s anti-takeover arsenals. Any practice which discourages such bids are considered contrary to the TWI’s statement of general guidelines.

Mergers/Acquisitions. Merger bids usually include big premiums for the acquired firm. As such, our stated policy objective would lead us to accept any management proposal to merge with another firm so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming. Generally, we will vote with the management in those situations so long as the proposed acquisition is not clearly harmful to the acquiring firm.

Classified Board. Under the provisions of the classified board plan, only a minority of the members of the board of directors, typically one-third are subject to re-election in any year. As this usually represents a change in the firm’s bylaws or charter amendments, this measure must be put to shareholder vote.

Since, with classification of directors, only one-third of the directors are elected in any given year, this is an effective anti-takeover measure. Under this scheme at least two stockholder meetings are required to remove a majority of the directors. Classification also mitigates the effect of cumulative voting. As an example, suppose that ten director seats are up for election. Under cumulative voting a minority shareholder holding 10 percent of the votes could elect at least one director to the board. However, in the extreme case where each seat comes open only every 10 years, the effect of cumulative voting is negated. That is, the ten percent holder can now only exercise the same voting power that he could exercise in the absence of cumulative voting.

In most cases classified voting increases the number of years between votes on each directorship from one to three years. Proponents claim that this increases continuity and stability within the firm. However, most observers agree that the main intent of classified boards is to discourage takeover raids.

All available evidence suggests that measures that act to prevent successful takeover raids have a negative effect on share value. In acting in a manner consistent with our stated objectives, TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

Director & Officer liability and indemnification. Directors have historically been governed by their fiduciary duties of loyalty and care. The first of these common law obligations requires that the directors place the company first, above such interests as personal economic gain or private convenience. The second requires them to act in good faith in a manner they reasonably believe to be in the best interest of the firm, and with the care that would be used by any prudent person facing similar circumstances.

The landmark Delaware Supreme Court ruling, Smith v. van Gorkum, of 1985 held the directors of Trans Union personally liable for the losses stemming from their insufficient study of the takeover bid. Since then over 700 large firms have adopted director and officer liability and indemnification provisions to protect them from similar rulings.

These provisions provide that, to the extent permitted by state law, directors and officers cannot be held personally liable for monetary damages, for breaches of the fiduciary duty of care. Indemnification provisions, on the other hand, allow companies to pay legal costs incurred by directors, officers and other employees who are sued as a result of their corporate affiliations.

Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. We may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where we favor a potential acquirer in a challenge for corporate control.

Fair Price Provisions. The fair price provision requires that certain minimum price and procedural requirements be observed by any party which acquires more than 5 percent of the corporation’s common stock and then seeks to accomplish a merger or other business combination or transaction which would eliminate or could significantly change the interest of the remaining shares. Fair price provisions are actually only another anti-takeover defense.

We feel that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

Other Proposals. We will judge each proposal on a case by case basis. In deciding how to vote we will refer to our general guidelines statement. When we invest in a firm, we feel that the firm is generally well managed. We define this as working to achieve the best return for their stockholders.

By this criteria, in cases where there appears to be no possible principal/agent problem on the part of management and in which management has not shown itself to be incompetent, we will defer to the decisions of management.

In cases where management may have a stake in the outcome we, will put the proposal to greater analysis. We normally will not support any strategy that enhances management entrenchment or results in the dilution of our governance capacity.

II.	Shareholder Proposals

A.           Confidential voting. Confidential voting plans provide that all proxies, ballots and voting tabulations that identify shareholders be kept confidential. In the past there has been a concern among institutional investors, especially pension funds, that company management puts pressure on one section of a financial service firm so as to secure a favorable vote from the investment management branch of the firm. Many institutional investors fear retaliation from voting against management. A study by Harvard economist John Pound showed that institutional investors often vote against the economic interests of their beneficial owners.

Employees with shares in the company represent another group which is faced with possible retaliation when voting against management. Opponents of confidential voting suggest that persons who feel that they are faced with a conflict of interest when voting shares can always keep the shares in street name. This does not seem to be an adequate resolution to the problem. It is an inconvenience to the shareholder and, in making this change, the shareholder may attract the suspicion of management. In addition, the identity of the masked voters who vote against management may be determined by knowledge of those who voted for management.

Some of the largest corporations already use a system of confidential proxy voting. Among these are IBM, Exxon, General Electric, AT&T, General Motors, Citicorp, Chase Manhattan, J.P. Morgan and Chemical Bank. A recent report by IRRC indicated that the implementation of confidential voting has been quite smooth. The cost of hiring an outside firm to manage the voting is not high and the process has not proved cumbersome.

It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains. Since the firm should be run for the benefit of the shareholders, it should not be the case that some shareholders feel pressured to vote in support of the present management. Given the past liberties that some management teams have taken, it seems that the only way in which to guarantee that no management coercion would occur would be to install confidential voting. As the goal of TWI is to pursue the economic interests of our plan sponsor clients, it is also our policy to vote in support of confidential voting.

B.           Cumulative voting. Cumulative voting provides that in elections for directors, each shareholder is allowed a number of votes equal to the number of shares that he/she holds multiplied by the number of directorships being voted on. Suppose that ten seats are being voted on and a minority interest holds ten percent of the voting shares. If this shareholder voted all the proxies for one candidate, its votes alone would be sufficient to guarantee the election for that candidate.

Thirteen states require cumulative voting for firms that are incorporated in that state. Thirty others, including Delaware, allow it as an option to the company.

Proponents claim that cumulative voting allows for a minority representation on the board of directors. Furthermore, it is thought to increase the chance of a successful takeover raid. Opponents reply that cumulative voting is identified with special-interest management and, as such, is contrary to the goal of share value maximization. This claim is difficult to accept as, even under these provisions, it would still be impossible for a minority interest to gain control of a majority of director seats.

The proxy voting behavior of TWI must reflect the investment policy goals of our clients. We vote against any technique that would inhibit the highest market valuation for our company shares. Likewise, we must vote for any plan or technique that would allow for the highest valuation of company shares. It is our feeling that cumulative voting allows for the better representation of all opinions and, therefore, may lead to a more knowledgeable decision making body. Moreover, the best evidence available indicates that measures which inhibit takeover activity have a negative effect on share value, and measures which remove barriers to corporate control tend to raise share value. Our policy is, therefore, to generally vote in favor of cumulative voting provisions and to oppose their removal. We will reverse this policy only for those special cases in which we judge that cumulative voting would be detrimental to the firm.

C.           Equal Access to the Proxy Statement. There is growing interest among some shareholder groups to push for the opportunity to have more access to proxy statements. Specifically, these groups would like to have the power to respond to management proposals directly on the proxy, put forth their own proposals and nominate directors. Management’s often argue that providing this forum for stockholders could result in proxy materials that are confusing and of unwieldy size.

We feel that, while unqualified acceptance of all proxy statements might result in this problem, measures can be taken to avoid this. That is, perhaps only shareholders or groups of shareholders with a substantial percentage of the equity (perhaps five percent) would be allowed access to proxy statements. Furthermore, management could be granted the right to submit all rebuttals to the SEC for acceptance. This would filter out confusing and inappropriate proposal rebuttals. A similar system has worked well for shareholder proposals.

We, therefore, support equal access to the proxy material and vote against any proposal that would curtail this access.

D.           Anti-greenmail. In order to avoid a battle for corporate control, firms sometimes pay a premium to purchase from a potential raider a large block of its own shares. Events usually transpire in this manner: a shareholder accumulates a large number of shares in the firm, then threatens to make a bid for company control. The management is often willing to buy the block of shares from the raider at a price substantially above market price. Typically, the target company will also pay for any expense that the raider incurred in initiating and then terminating the bid for control. The raider also agrees not to target the firm again for a specified number of years. In general, the price of the firm falls immediately following the repurchase of the raider’s shares.

With widespread public outcry and tax cost imposed by the IRS, greenmail has ceased to be as common as it was in its 1986 heyday. Companies try to avoid the classification of greenmail and try to disguise the payments as restructuring, reacquisition and asset swaps. It is sometimes difficult to distinguish between greenmail and authentic company financial decisions.

As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is our policy to reject this discriminatory payment to a single shareholder. Our stated voting policy of rejecting techniques that are found to inhibit the that highest market valuation for the company shares would lead us to vote in favor of anti-greenmail proposals.

E.           Restore Preemptive Rights. Preemptive rights give the shareholder the right to maintain their proportional ownership in the corporation by giving them the right to buy any new stock issues before others have the opportunity to do so. This rule would prohibit the firm from giving a favored investor a special stock issue at a preferred price or with the intent to gain a voting majority over a rival group.

Over the past few decades, firms have been granted more and more license, at both the state and federal level, to opt out of these rights. One impetus behind the push to restore these rights is the wish by certain shareholders to avoid the underwriting costs that are normally incurred in a new stock issue. Further, these same shareholders are worried that they will never have the chance to maintain their share in the firm due to the practice of many underwriters of placing new issues directly with large institutional investors.

Management groups uniformly oppose this proposal. They claim that restoring preemptive rights is cumbersome and unnecessary. Furthermore, management groups claim that preemptive rights reduces financial flexibility. The ability to raise funds would be reduced, they claim, and this would have a deleterious effect on the market price. They point out that shareholders concerned about maintaining their proportional ownership of a firm may readily do so by open market purchases or through an underwriter.

It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of our clients. It is possible to preserve one’s proportionate ownership in a firm without preemptive rights and the restoration of these rights may well have an adverse effect on the firm’s fund raising ability.

F.           Repeal Classified Board. For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the firms in which it holds stock.

G.           Amend Supermajority Rule. Under this proposal the supermajority needed to override a firm’s poison pill plan would be reduced from 80% to two-thirds. TWI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.           Opt Out of State Takeover Laws. Delaware has been a popular state for incorporation for many years. Over half of the Fortune 500 firms are incorporated there, and just under one half of all NYSE firms. Firms realize that Delaware depends so heavily on corporate franchise fees that it cannot afford to build a business environment that would be detrimental to corporate interests. 17% of the state’s revenue is raised by these fees.

Another reason for Delaware’s popularity is that state law requires that changes to the state’s corporate code must be approved by a supermajority of two-thirds in both houses. This makes it highly unlikely that the existing code would quickly be amended in any way that would be against the interests of corporations. Furthermore, no revisions can be made without the review of the Delaware Bar Association’s Corporate Law Section. This Section represents, to a large extent, the lawyers employed by the very firms that are incorporated in the state.

A recent Delaware takeover law (Section 203 of the Delaware General Corporation Code) provides that a company may not enter into a business combination with a 15% shareholder for three years after the 15% acquisition unless:

(a)           The acquirer had board approval for either the 15% or the proposed business combination before the aquirer gained the 15%; or

(b)           Upon consummation of the 15% acquisition, the shareholder owned at least 85% of the outstanding voting stock not owned by employee-directors of employee stock plans that do not allow individual employees to vote confidentially on whether to tender their shares; or

(c)           at the time of, or after, the 15% acquisition, the combination is approved by the board and two thirds of the outstanding shares not owned by the potential acquirer, voting at a special meeting (not by written consent).

This statute applies to all companies incorporated in Delaware unless a company opts out through board action amending the bylaws within 90 days of the effective date, or opts out through a charter or bylaw amendment approved by a majority of the outstanding shares at any time.

We conclude that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting firm’s shares. We must, therefore, vote to opt out this restriction whenever it appears.

I.           Minimum Stock Ownership. Some shareholder proposals induce directors to own a minimum amount of company stock. The concern is that directors who have a fraction of their own wealth linked to the fortunes of the firm would be better induced to act solely in the best interests of the shareholders. If managers have invested a high degree of their own wealth in the firm, they may be less likely to oppose an attractive takeover bid.

Management generally opposes this idea, claiming that minimum stock ownership might restrict the pool of eligible applicants to the directorship. Furthermore, they claim that the ownership of stock in the firm is not a prerequisite to acting solely in the best interests of the firm. There also may be some concern among the directors regarding the diversification of their personal wealth. They feel that their income is already tied to the fortunes of the firm, so why must they also have the performance of their personal investments similarly dependent.

It is not our policy to make the position of director so onerous that no capable people are interested in holding it. On the other hand, by linking the personal interests of managers and directors with those of the shareholders the principal/agent problem is somewhat avoided and we can be more certain that the managers will do their best to maximize the value of the firm. Jensen and Murphy (1990), however, argue that an ownership stake in the firm will not be motivation enough to make this link. Our general policy guidelines would lead us to review each case by itself when making voting decisions regarding this issue.

J.	Social/Political Issues.

(a)	South Africa

(b)	Northern Ireland

(c)	Tobacco

(d)	Military contracts

(e)	Environmental Issues

Numerous proposals representing a wide spectrum of viewpoint appear on proxy material.

The guidelines issued by the Department of Labor in 1988 instruct ERISA fiduciaries to vote all proxies in the best economic interest of the plan participants. These instructions clearly preclude making voting decisions based upon social/political considerations, unless these considerations are of economic consequence to the plan participants’ investments. In matters where there is no principal/agent problem and in which we have no overwhelming evidence of management incompetence, we generally will support management’s informed opinion regarding the firm’s operations.

Even if our instructions were not so restrictive, our fiduciary responsibilities direct us to work to achieve maximization of portfolio values. To pursue any other objective would be to infringe upon that trust. Pension plans have hundreds or thousands of participants and to form a consistent voting policy on social/political issues that could be agreed upon by a majority of these participants would be difficult or impossible. We cannot use our proxy voting prerogative to effect the goals of private groups or individuals at the economic expense of our clients.

K.           Recommendation to Redeem Poison Pill (Shareholders Rights). Poison pill plans have been adopted by many management groups in order to provide the firm with an effective anti-takeover measure. In 1985, the Delaware Supreme Court upheld the right of management to adopt a poison pill without submitting it for stockholder approval. More than 900 firms have adopted poison pills and only a handful have been put to shareholder vote.

Poison pill plans are invariably structured as a special dividend that is triggered by a single entity acquiring a certain percentage of the outstanding shares (30 to 40%). The pill can be redeemed by the board if they are interested in accepting a friendly offer. The elements of a poison pill include flip-over plans, flip-in plans, backed plans and voting plans. New developments in poison pill technology include “second generation pills” and “chewable pills.”

Flip-over plans were first employed in 1984 by Crown Zellerbach. This pill was upheld by the Delaware court in the 1985 Household decision, encouraging other firms to adopt this tested method. Under its provisions, shareholders are issued rights to purchase more shares in the firm at a price well above market value. However, when the pill is triggered (by an acquirer obtaining a certain percentage of the shares or by the announcement of a substantial tender offer) the rights give the shareholders the license to buy shares in the newly formed firm at a substantial discount, usually halfprice. If the merger is friendly, the management retains the right to repurchase these buying rights for a nominal fee (one to ten cents). When legally upheld, this plan would effectively deter a potential purchaser.

Flip-in plans are similar to flip-over plans. They are usually triggered by a higher level of acquirer stake (30 to 50%). When triggered, a flip-in plan allows shareholders (with the exception of the triggering shareholder) the right to purchase additional shares in the target company for half price. Once again, if the plan survives legal challenge this plan would thwart any acquirer’s designs. Often plans contain a provision that waives the pill in the face of an all-cash offer for all outstanding shares.

Back-end plans allow all shareholders (except the hostile acquirer) the right to exchange their shares for cash, stock and/or notes in excess of the current market value of the shares. This plan is now unpopular since it was found to be discriminatory by several court decisions.

Under the voting rights plan, preferred stock is distributed to shareholders. When the pill is triggered the holders, except the hostile acquirer, receive multiple votes for their shares. This will reduce the voting power of the bidder and deny it voting control. This plan is also out of favor as it has been the subject of successful legal challenge.

A new poison pill invention is the “second generation pill.” It was developed in response to the growing legal challenge to the earlier plans. It combines both flip-in and flip-over plans and also includes a “shareholder referendum” provision. Specifically, this provision allows a potential acquirer to call a special meeting in order to vote on the repeal of the pill. To do so the bidder must have adequate financing and must be willing to pay for half the cost of the special meeting. The meeting must be 90 to 120 days following the bidder’s request. If a majority of the shares are voted in favor of the bidder the poison pill would be redeemed and the bidder’s offer would be accepted.

The so called “chewable pill” was reached as a compromise between the California Public Employees Retirement System and several firms in late 1988. Like the second-generation pill this plan calls for a shareholder vote on the poison pill. But the chewable pill is less restrictive. The bidder is required to put up only 80% cash and could hold up to 20% of the outstanding shares when it called the special meeting. Other requirements are similar to the plan above.

Management (which often call pills “shareholders right plans”) often claims that poison pills are not intended to prevent takeovers but are tools that force bidders to deal with management in order to obtain the maximum possible price. It has been shown that firms with poison pill plans are 30% less likely to receive takeover proposals than firms without them. The potential loss to shareholders from discouraging a potential acquirer is great enough to make it clear that poison pill plans are not consistent with the maximization of shareholder wealth.

A study in 1986 by the SEC found that poison pills are among the most effective anti-takeover defenses available to management. Almost half of all target firms with poison pills intact were shown to have survived the takeover attempt. This is a much higher percentage than usual. Firms which successfully defeated takeover attempts showed a substantial loss to shareholder wealth. The decline in stock price averaged 17% over the following six months. Although firms with the poison pill in place that were eventually taken over received a higher premium, this premium did not outweigh the loss to the non-acquired firms. Furthermore, this premium was found to be only partially attributable to the presence of the poison pill.

Since poison pill plans usually have onerous effects on share value, we generally will vote to reject all existing forms of poison pill plans.

L.           Require Shareholder Approval of Any Targeted Share Placement. Targeted share placement is the action of placing a large block of stock with a person or group. The concern of shareholders is that management would perform a targeted share placement during a conflict over corporate control. Without this proposal management could place a large block of stock in friendly hands, thus thwarting a beneficial change in corporate control.

In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.           Disclose Government Service Disclose Employee or Director Compensation. By and large we feel that publishing this information would be improper, unduly burdensome, and of minimal value. Scenarios in which we would find such information of use to us are rare. It is our policy, therefore, to generally abstain or to reject such proposals.

Western Asset Management Company

Western Asset Management Company Limited

PROXY VOTING PROCEDURES

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight. The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority. The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering. Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxy Voting.

(a)           Proxies are reviewed to determine accounts impacted.

(b)           Impacted accounts are checked to confirm Western Asset voting authority.

(c)           Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

(d)           If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

(e)           Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

(f)           Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing. Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping. Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

(a)           A copy of Western Asset’s policies and procedures.

(b)           Copies of proxy statements received regarding client securities.

(c)           A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

(d)           Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

(e)           A proxy log including:

1.           Issuer name;

2.           Exchange ticker symbol of the issuer’s shares to be voted;

3.           Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.           A brief identification of the matter voted on;

5.           Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.           Whether a vote was cast on the matter;

7.           A record of how the vote was cast; and

8.           Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure. Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest. All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.           Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.           Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.           Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines. Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.           Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

(a)          Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

(b)          Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

(c)          Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

(d)          Votes are cast on a case-by-case basis in contested elections of directors.

2.           Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

(a)          Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

(b)          Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

(c)          Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

(d)          Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.           Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

(a)          Western Asset votes for proposals relating to the authorization of additional common stock.

(b)          Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

(c)          Western Asset votes for proposals authorizing share repurchase programs.

4.           Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.           Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

(a)          Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

(b)          Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.           Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

(a)          Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

(b)          Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.           Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.           Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.           Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.           Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.           Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.           Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.           Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.           Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.           Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.